                                                       Registration No. 33-31675
                                                                ICA No. 811-5979



                          AS FILED ON FEBRUARY 29, 1995


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 /x/

Pre-Effective Amendment No.                                             / /


Post-Effective Amendment No.  10                                        /x/

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         /x/


Amendment No.  13                                                       /x/

                  JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
            (Formerly Transamerica California Tax-Free Income Fund)
      (Exact Name of Registrant as Specified in Articles of Incorporation)

           101 Huntington Avenue,  Boston, Massachusetts  02199-7603
                    (Address of Principal Executive Offices)

  Registrant's Telephone Number, including Area Code:          (617) 375-1760

                             Thomas H. Drohan, Esq.
                          John Hancock Advisers, Inc.
            101 Huntington Avenue, Boston, Massachusetts 02199-7603
                    (Name and Address of Agent for Service)



         It is proposed that this filing will become effective
         immediately upon filing pursuant to paragraph (b)
----

         on [date] pursuant to paragraph (b)
----

         60 days after filing pursuant to paragraph (a)
----

 X       on May 1, 1996 pursuant to paragraph (a) of rule 485
----



         Registrant has previously elected, pursuant to Rule 24f-2 under the Investment Company Act of 1940, to register an indefinite number of its shares of beneficial interest for sale under the Securities Act of 1933 and filed its Rule 24f-2 Notice on February 26, 1996.

                  JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
             (formerly Transamerica California Tax-Free Income Fund

                             CROSS-REFERENCE SHEET

Form N-1A
  Item

Part A            Caption                                 Prospectus
------            -------                                 ----------
1...              Cover Page                              Cover Page
2...              Synopsis/Summary of Fund                Expense Information; The Fund's Expenses;
                  Expenses                                Share Price
3...              Condensed Financial                     The Fund's Financial Highlights
                  Information
4...              General Description                     Investment Objective and Policies;
                  of Registrant                           Organization and Management of the Fund

5...              Management of the Fund                  Organization and Management of the Fund;
                                                          The Fund's Expenses; Back Cover Page
6...              Capital Stock and                       Organization and Management of the Fund;
                  Other Securities                        Dividends and Taxes; How to Buy Shares; How to
                                                          Redeem Shares; Additional Services and
                                                          Programs
7...              Purchase of Securities                  How To Buy Shares; Share Price; Additional
                  Being Offered                           Services and Programs; Alternative Purchase
                                                          Arrangements; The Fund's Expenses; Back
                                                          Cover Page
8...              Redemption or Repurchase                How To Redeem Shares
9...              Pending Legal Proceedings               Not applicable


Part B          Caption                 Statement of Additional Information
------          -------                 -----------------------------------
10...             Cover Page                              Cover Page
11...             Table of Contents                       Table of Contents
12...             General Information                     Additional Information
                  and History
13...             Investment Objectives                   Investment Objectives and Policies;
                  and Policies                            Investment Restrictions;
                                                          Certain Investment Practices
14...             Management of the Fund                  Investment Advisory and Other Services
15...             Control Persons and                     Investment Advisory and Other Services;
                  Principal Holders of                    Those Responsible For Management
                  Securities

16...             Investment Advisory and                 Investment Advisory and Other Services
                  Other Services
17...             Brokerage Allocation                    Brokerage Allocation
18...             Capital Stock and                       Additional Information
                  Other Securities
19...             Purchase, Redemption and                Purchase of Shares; Net Asset Value;
                  Pricing of Securities                   Additional Services and Programs;
                  Being Offered                           Redemption and Repurchase of Shares
20...             Tax Status                              Tax Status
21...             Underwriters                            Purchase of Shares; Distribution Contract
22...             Calculation of                          Calculation of Performance
                  Performance Data
23...             Financial Statements                    Independent Auditors; Financial Statements

Part C            Other Information

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

JOHN HANCOCK

CALIFORNIA TAX-FREE
INCOME FUND
CLASS A AND CLASS B SHARES
PROSPECTUS

MAY 1, 1996

--------------------------------------------------------------------------------
TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
Expense Information...................................................................    2
The Fund's Financial Highlights.......................................................    3
Investment Objective and Policies.....................................................    5
Organization and Management of the Fund...............................................   11
Alternative Purchase Arrangements.....................................................   12
The Fund's Expenses...................................................................   14
Dividends and Taxes...................................................................   15
Performance...........................................................................   16
How to Buy Shares.....................................................................   18
Share Price...........................................................................   19
How to Redeem Shares..................................................................   25
Additional Services and Programs......................................................   26
Investments, Techniques and Risk Factors..............................................   30
Appendix A............................................................................  A-1


  This Prospectus sets forth the information about John Hancock California Tax-Free Income Fund (the "Fund"), a diversified fund, that you should know before investing. Please read and retain it for future reference.

  Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC"). You can obtain a copy of the Fund's Statement of Additional Information, dated May 1, 1996 and incorporated by reference into this Prospectus, free of charge by writing or telephoning: John Hancock Investor Services Corporation, P.O. Box 9116, Boston, Massachusetts 02205-9116, 1-800-225-5291 (1-800-554-6713 TDD).

  SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION


  The purpose of the following information is to help you to understand the various fees and expenses you will bear, directly or indirectly, when you purchase Fund shares. The operating expenses included in the table and hypothetical example below are based on actual fees and expenses for the Class A and Class B shares of the Fund's fiscal year ended December 31, 1995 adjusted to reflect current fees and expenses. Actual fees and expenses may be greater or less than those indicated.



                                                                                                 CLASS A                  CLASS B
                                                                                                 SHARES                   SHARES
                                                                                                 -------                  -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases (as a percentage of offering price).............         4.50%                    None
Maximum sales charge imposed on reinvested dividends......................................         None                     None
Maximum deferred sales charge.............................................................        None*                     5.00%
Redemption fee+...........................................................................         None                     None
Exchange fee..............................................................................         None                     None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management fee............................................................................         0.55%                    0.55%
12b-1 fee (net of limitation, Class B Shares)***..........................................         0.15%                    0.90%
Other expenses**..........................................................................         0.20%                    0.20%
Less fee waiver and expense limitation by Adviser.........................................         0.15%                    0.15%
Total Fund operating expenses (net of limitation)****.....................................         0.75%                    1.50%


---------------

   * No sales charge is payable at the time of purchase on investments in Class A shares of $1 million or more, but for these investments a contingent deferred sales charge may be imposed, as described below under the caption "Share Price," in the event of certain redemption transactions within one year of purchase.

  ** Other Expenses include transfer agent, legal, audit, custody and other expenses.
 *** The amount of the 12b-1 fee for Class B Shares used to cover service expenses will be up to 0.25% of the Fund's average net assets, and the remaining portion will be used to cover distribution expenses.

**** Total Fund operating expenses in the table reflect voluntary and temporary limitations by the Fund's investment adviser and distributor. Without these limitations, the Total Fund operating expenses of Class A shares and Class B shares would be 0.90% and 1.65%, respectively.

   + Redemption by wire fee (currently $4.00) not included.


                                                                                        1           3           5           10
                                      EXAMPLE                                          YEAR       YEARS       YEARS       YEARS
------------------------------------------------------------------------------------  ------     -------     -------     --------
You would pay the following expenses for the indicated period of years on a hypothetical $1,000 investment, assuming 5% annual return
Class A Shares......................................................................   $ 52        $68        $  85        $134
Class B Shares
  -- Assuming complete redemption at end of period..................................   $ 65        $77        $ 102        $159
  -- Assuming no redemption.........................................................   $ 15        $47        $  82        $159
(This example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.)


  The Fund's payment of a distribution fee may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers, Inc.'s Rules of Fair Practice.
  The management and 12b-1 fees referred to above are more fully explained in this Prospectus under the caption "The Fund's Expenses" and in the Statement of Additional Information under the captions "Investment Advisory and Other Services" and "Distribution Contract."

THE FUND'S FINANCIAL HIGHLIGHTS


  The following table of financial highlights has been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report is included in the Fund's 1995 Annual Report and is included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders which may be obtained free of charge by writing or telephoning John Hancock Investor Services Corporation ("Investor Services") at the address or telephone number listed on the front page of this Prospectus.


  Selected data for each class of shares outstanding throughout each period is as follows:


                                                                                   YEAR ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------------
                                                              1995      1994(e)         1993        1992        1991       1990
                                                            --------    --------      --------    --------    --------    -------
CLASS A
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period......................    $ 9.28      $10.85        $10.41      $10.32      $ 9.91     $10.00(b)
Net Investment Income.....................................      0.57(d)     0.58          0.62        0.66        0.69       0.74
Net Realized and Unrealized Gain (Loss) on Investments....      1.41       (1.57)         0.76        0.25        0.47      (0.16)
                                                            --------    --------      --------    --------    --------    -------
Total from Investment Operations..........................      1.98       (0.99)         1.38        0.91        1.16       0.58
LESS DISTRIBUTIONS
Dividends from Net Investment Income......................      (.57)      (0.58)        (0.62)      (0.67)      (0.70)     (0.67)
Distributions from Net Realized Gains on Investments Sold
  and Financial Futures Contracts.........................        --          --         (0.32)      (0.15)      (0.05)        --
                                                            --------    --------      --------    --------    --------    -------
    Total Distributions...................................     (0.57)      (0.58)        (0.94)      (0.82)      (0.75)     (0.67)
                                                            --------    --------      --------    --------    --------    -------
Net Asset Value, End of Period............................    $10.69      $ 9.28        $10.85      $10.41      $10.32     $ 9.91
                                                            ========    ========      ========    ========    ========    =======
Total Investment Return at Net Asset Value(c).............     21.88%      (9.31)%       13.60%       9.15%      12.26%      6.13%
Total Adjusted Investment Return at Net Asset
  Value(a)(c).............................................     21.73%      (9.45)%       13.42%       8.90%      11.86%      5.29%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted).................  $309,305    $241,583      $279,692    $217,014    $163,693    $80,200
Ratio of Expenses to Average Net Assets...................      0.75%       0.75%         0.69%       0.58%       0.40%      0.00%
Ratio of Adjusted Expenses to Average Net Assets(a).......      0.90%       0.89%         0.87%       0.83%       0.80%      0.84%
Ratio of Net Investment Income to Average Net Assets......      5.76%       5.85%         5.69%       6.36%       6.75%      7.11%
Ratio of Adjusted Net Investment Income to Average Net
  Assets(a)...............................................      5.61%       5.71%         5.51%       6.11%       6.35%      6.27%
Portfolio Turnover Rate...................................        37%         62%           51%         34%         45%        62%


---------------


 (a) On an unreimbursed basis.
 (b) Initial price to commence operations.
 (c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
 (d) Not annualized.
 (e) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
   + Portfolio turnover excludes merger activity.

                                                                                               YEAR ENDED DECEMBER 31,
                                                                                      ------------------------------------------
                                                                                       1995      1994(e)       1993       1992
                                                                                      -------    -------      -------    -------
CLASS B
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period................................................   $ 9.28     $10.85       $10.41     $10.32(b)
Net Investment Income...............................................................      .50(d)    0.51         0.54       0.58(d)
Net Realized and Unrealized Gain (Loss) on Investments..............................     1.40      (1.57)        0.76       0.25
                                                                                      --------   --------     --------   --------
Total from Investment Operations....................................................     1.90      (1.06)        1.30       0.83
LESS DISTRIBUTIONS
Dividends from Net Investment Income................................................    (0.50)     (0.51)       (0.54)     (0.59)
Distributions from Net Realized Gains on Investments Sold and Financial Futures
  Contracts.........................................................................       --         --        (0.32)     (0.15)
                                                                                      --------   --------     --------   --------
    Total Distributions.............................................................    (0.50)     (0.51)       (0.86)     (0.74)
                                                                                      --------   --------     --------   --------
Net Asset Value, End of Period......................................................   $10.68     $ 9.28       $10.85     $10.41
                                                                                      ========   ========     ========   ========
Total Investment Return at Net Asset Value(c).......................................    20.87%     (9.99)%      12.76%      8.35%
Total Adjusted Investment Return at Net Asset Value(a)(c)...........................    20.72%    (10.13)%      12.58%      8.10%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted)...........................................  $84,673    $77,365      $65,437    $26,595
Ratio of Expenses to Average Net Assets.............................................     1.50%      1.50%        1.44%      1.35%
Ratio of Adjusted Expenses to Average Net Assets(a).................................     1.65%      1.64%        1.62%      1.60%
Ratio of Net Investment Income to Average Net Assets................................     4.97%      5.10%        4.82%      5.43%
Ratio of Adjusted Net Investment Income to Average Net Assets(a)....................     4.82%      4.96%        4.64%      5.18%
Portfolio Turnover Rate.............................................................       37%+       62%          51%        34%


---------------


 (a) On an unreimbursed basis.
 (b) Initial price to commence operations.
 (c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
 (d) On average month end shares outstanding.
 (e) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
   + Portfolio turnover excludes merger activity.

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide as high a level of current income exempt from both federal income taxes and California personal income taxes as is consistent with preservation of capital. This objective may not be changed without a vote of shareholders. The Fund pursues its objective by normally investing substantially all of its assets in the following debt obligations issued by or on behalf of the state of California, its political subdivisions, municipalities, agencies, instrumentalities or public authorities and obligations issued by other governmental entities (for example, certain U.S. territories or possessions) the interest on which is excluded from gross income for federal income tax purposes and is exempt from California personal income taxes (collectively referred to as "California Tax Exempt Securities") subject to the following quality standards:

-------------------------------------------------------------------------------
                   THE FUND SEEKS TO PROVIDE INCOME THAT IS
                   EXCLUDABLE FROM FEDERAL AND CALIFORNIA
                   TAXES.
-------------------------------------------------------------------------------


(1) Bonds which, at the time of purchase, are rated within one of the five highest ratings by Standard and Poor's Ratings Group ("S&P") (AAA, AA, A, BBB or BB), Moody's Investor Services ("Moody's") (Aaa, Aa, A, Baa or Ba), or Fitch Investor Services ("Fitch") (AAA, AA, A, BBB or Ba). Not more than 20% of the Fund's total assets will be invested in bonds rated BB or Ba.

(2) Notes which at the time of purchase are rated within one of the two highest ratings by S&P (SP-1 and SP-2), Moody's (MIG-1 and MIG-2) or Fitch (FIN-1 and FIN-2).
(3) Commercial paper which at the time of purchase is rated A-2 or higher by S&P, P-2 or higher by Moody's, or F-2 or higher by Fitch.
(4) Participation interests, which are, at the time of purchase, rated A or better by S&P, Moody's or Fitch or which are issued by an issuer whose outstanding bonds are rated A or better.

(5) Unrated bonds, notes and commercial paper that in the opinion of John Hancock Advisers, Inc. (the "Adviser") are, at the time of purchase, comparable in quality to the rated obligations of the same types described above. The Fund may not purchase an unrated obligation which would cause more than 25% of its total assets to be invested in unrated debt obligations.


(6) Other types of California Tax Exempt Securities, including variable and floating rate obligations, which at the time of purchase, are rated within the categories set forth above for bonds, notes or commercial paper or, if unrated, are determined to be of comparable quality in the opinion of the Adviser.



For a description of the tax exempt ratings described above, see Appendix A in the Statement of Additional Information. Bonds rated BBB or lower by S&P or Fitch, or Baa or lower by Moody's, are considered to have some speculative characteristics and, to varying degrees, can pose special risks generally involving the ability of the issuer to make payment of principal and interest to a greater extent than higher rated securities. In addition, because the ratings and quality limitations on the Fund's investments apply at the time of purchase, a subsequent change in the rating or quality of a security held by the Fund would not require the Fund to sell the security. The Adviser will purchase bonds rated BBB or Baa or lower where, based upon price, yield and its assessment of quality, investment in these bonds is determined to be consistent with the Fund's objective of preservation of capital. They will evaluate and monitor the quality of all investments, including bonds rated BBB or Baa or lower, and will dispose of these bonds as determined to be necessary to assure that the Fund's overall portfolio is constituted in a manner consistent with the goal of preservation of capital. To the extent that the Fund's investments in bonds rated BBB or lower or Baa or lower will emphasize obligations believed to be consistent with the goal of preserving capital, these obligations may not provide yields as high as those of other obligations having these ratings, and the differential in yields between these bonds and obligations with higher quality ratings may not be as significant as might otherwise be generally available. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase by the Fund must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.


The Fund may invest in any combination of California Tax Exempt Securities; however, it is expected that during normal investment conditions, a substantial portion of the Fund's assets will be invested in municipal bonds (without regard to maturities) and other longer-term obligations. When determined to be appropriate, based upon market conditions, a substantial portion of the Fund's holdings of California Tax Exempt Securities will consist of notes and commercial paper and other shorter-term obligations. The Fund may invest up to 20% of its total assets in "private activity bonds" (meeting the quality standards noted above), the interest on which may constitute a preference item for purposes of determining the alternative minimum tax.

While as a fundamental investment policy, the Fund invests at least 80% of its total assets in California Tax Exempt Securities (except during adverse market conditions), the balance of its assets may be invested in the following short-term investments: (1) obligations issued by or on behalf of states (other than California), or the District of Columbia and their political subdivisions, agencies or instrumentalities which meet the quality standards described above but the interest on which is subject to California personal income tax ("Other Tax Exempt Obligations"); (2) obligations issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, the interest on which is not exempt from federal income tax ("U.S. Government Securities"); (3) corporate commercial paper meeting the quality standards noted above; (4) certificates of deposit and bankers acceptances of domestic banks with assets of $1 billion or more; and (5) repurchase agreements with respect to securities of the type and quality in which the Fund may invest. The income from the foregoing short-term investments may be subject to California and/or federal income taxes. As a result, distributions of the Fund which are attributable to income from investments in Other Tax Exempt Obligations will be subject to California personal income tax; distributions attributable to U.S. Government Securities will be subject to federal income tax; and distributions attributable to income from repurchase agreements, corporate commercial paper, and certificates of deposit will be subject to federal and California income taxes. The circumstances in which the Fund will normally invest in these short-term investments are (1) pending the investment of California Tax Exempt Securities or reinvestment of the proceeds of sales of such securities or (2) to maintain liquidity and avoid the necessity of liquidating portfolio investments at a disadvantageous time in order to meet redemption requests.

As a defensive measure during times of adverse market conditions including when sufficient California Tax Exempt Securities appropriate for investment by the Fund are not available, the Fund may temporarily invest more than 20% of its total assets in short term investments (previously described as Other Tax Exempt Obligations, U.S. Government Securities, certificates of deposit and corporate commercial paper) including investment grade corporate debt securities (which meet the previously described quality standards), as long as at the end of each quarter of its taxable year, these investments do not exceed 50% of the Fund's total assets. The Fund will not be pursuing its objective of obtaining tax-exempt income to the extent it invests in taxable securities. There can be no assurance that the Fund will achieve its investment objective.

TAX EXEMPT SECURITIES. "Tax Exempt Securities" are debt obligations generally issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies or instrumentalities the interest on which, in the opinion of the bond issuer's counsel (not the Fund's counsel), is excluded from gross income for federal income tax purposes and (in the case of California Tax Exempt Securities) exempt from California personal income taxes. (See Discussion on Taxes.) These securities consist of municipal bonds, municipal notes and municipal commercial paper (see "Investment Objective and Policies" in the Statement of Additional Information) as well as variable or floating rate obligations and participation interests.

The two principal classifications of municipal obligations are general obligations and revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or in some cases from the proceeds of a special excise or other tax. For example, industrial development and pollution control bonds are in most cases revenue obligations since payment of principal and interest is dependent solely on the ability of the user of the facilities financed or the guarantor to meet its financial obligations, and in certain cases, the pledge of real and personal property as security for payment. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by a letter of credit, note, repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. These guarantees and the creditworthiness of guarantors will be considered by the Adviser in determining whether a municipal obligation meets the Fund's investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

The interest on bonds issued to finance essential state and local government operations is fully tax-exempt under the Internal Revenue Code of 1986, as amended (the "Code"). Interest on certain nonessential or private activity bonds

(including those for housing and student loans) issued after August 7, 1986, while still tax-exempt, constitutes a tax preference item for taxpayers in determining their alternative minimum tax: as a result, the Fund's distributions attributable to such interest also constitute tax preference items. The Code also imposes certain limitations and restrictions on the use of tax-exempt bond financing for non-governmental business activities, such as industrial development bonds.

FUND CHARACTERISTICS. Because the Fund will ordinarily invest at least 80% of its assets in California Tax Exempt Securities, its portfolio is more susceptible to factors affecting these securities than is a tax-exempt mutual fund not investing primarily in the obligations of a single state. (See "Risk Factors" and "Investments, Techniques and Risk Factors".)

The Fund may write (sell) covered call and put options on debt securities in which it may invest and on indices composed of debt securities in which it may invest. It may purchase call and put options on these securities and indices. It may also write straddles, which are combinations of put and call options on the same security. The Fund may buy and sell interest rate and municipal bond index futures contracts, and options on these futures contracts, to hedge against changes in securities prices and interest rates. The Fund may invest in variable rate and floating rate obligations, including inverse floating rate obligations, on which the interest rate is adjusted at predesignated periodic intervals or when there is a change in the market rate of interest on which the interest rate payable on the obligation is met is based. Options, futures contracts and variable and floating rate instruments are generally considered to be "derivative" instruments, because they derive their value from the performance of an underlying asset, index or other economic benchmark. See "Investments, Techniques and Risk Factors" for additional discussion of derivative instruments.

-------------------------------------------------------------------------------
                   THE FUND MAY EMPLOY CERTAIN INVESTMENT
                   STRATEGIES TO HELP ACHIEVE ITS INVESTMENT
                   OBJECTIVE.
-------------------------------------------------------------------------------

The Fund will not concentrate in any one industry (governmental issuers are not considered to be part of any "industry"). While the Fund may invest more than 25% of its total assets in industrial development or pollution control bonds, it may not invest more than 25% of its assets in industrial development or pollution control bonds which are dependent, directly or indirectly, on the revenues or credit of private entities in any one industry.

The Fund may purchase tax exempt participation interests and municipal lease obligations, may lend its portfolio securities, enter into repurchase agreements, purchase restricted and illiquid securities and purchase securities on a when-issued or forward commitment basis.

See "Investments, Techniques and Risk Factors" for more information about the Fund's investments.

The Fund has adopted certain investment restrictions which are enumerated in detail in the Statement of Additional Information, where they are classified as fundamental or nonfundamental. Those restrictions designated as fundamental may not be changed without shareholder approval. The Fund's investment objective and its policy to invest (under normal market conditions) 80% of its total assets in California Tax-Exempt securities are fundamental and may not be

-------------------------------------------------------------------------------
                   THE FUND FOLLOWS CERTAIN POLICIES THAT MAY
                   HELP TO REDUCE INVESTMENT RISK.
-------------------------------------------------------------------------------
changed without the approval of the Fund's shareholders. The Fund's other investment policies and its nonfundamental restrictions, however, may be changed by a vote of the Trustees without shareholder approval. Notwithstanding the Fund's fundamental investment restriction prohibiting investments in other investment companies, the Fund may, pursuant to an order granted by the SEC, invest in other investment companies in connection with a deferred compensation plan for the non-interested trustees of the John Hancock Group of Funds. There can be no assurance that the Fund will achieve its investment objective.

RISK FACTORS. An investment in the Fund is intended for long-term investors who can accept the risks associated with investing primarily in fixed-income securities. The Fund's investments will be subject to market fluctuation and other risks inherent in all securities. The Fund's yield, return and price volatility depend on the type and quality of its investments as well as market and other factors. In addition, the Fund's potential investments and management techniques may entail specific risks. For additional information about risks associated with an investment in the Fund, see "Investments, Techniques and Risk Factors."

The following information as to certain California risk factors is given in view of the fact that the Fund's ability to achieve its investment objective depends upon the ability of the issuers of California Tax Exempt Securities to meet their continuing obligations for the payment of principal and interest. For a more complete discussion, you may refer to the Statement of Additional Information.

In 1978, California passed Proposition 13, limiting the level of property taxes. This and subsequent legislation limiting taxation and spending may affect the creditworthiness of the state or local agencies in the future. If either California or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Fund, its net asset value, its ability to preserve or realize capital appreciation or its liquidity could be adversely affected.


Orange County, California still remains under court supervision after filing for protection under Chapter 9 of the Federal Bankruptcy Code in December 1994. This fiscal crisis caused the County to default on note obligations and involved it in numerous legal proceedings which could continue over the next several years. The aftermath still continues in fiscal year 1996 with the County having reduced staff, reorganized departments, cut discretionary spending and services, initiated a program to increase solid waste revenues and issued recovery notes to meet cashflow needs and begin repaying Investment Pool participants. Failure by the voters to approve one-half cent increase in the County Sales Tax prompted the County to cut additional services and examine alternative plans for meeting the county's obligations. Local Orange County governments have also had to adjust budgets and reduce spending in some instances to compensate for their investment pool losses and county serve cuts. A Recovery Plan which includes the diversion of public transit revenues to the General Fund was adopted by the County and approved by the State Legislature in the fall of 1995. The most recent plan calls for the county to pay for investment losses to the Investment Pool Participants (approximately 23% of their principal investments in the pool) over 15 years. Before the plan can be submitted to the bankruptcy court for approval, the proposal must be unanimously approved by the investment pool participants. The County anticipates receiving court approval of the plan and emerging for bankruptcy by the end of fiscal year 1996.



The County of Los Angeles entered fiscal year 1996 with a projected budget shortfall of $1.2 billion. After several years of closing prospective gaps through deficit financing and the use of non-recurring revenues, significant concern exists over the ability of County to meet this challenge. Even after the infusion of Federal aid for health care, the County was still required to close clinic offices, cut expenditures and significantly reduce staff. It is anticipated that the county may have to enact additional cuts during the year and endorse a similar program to balance the fiscal year 1997 budget. The recovery plan approved by the State Legislature would allow the County to divert transit revenues to the General Fund. Concerns over the longer term effects of the current imbalance caused Moody's and S&P to downgrade various securities of the County. The General Obligation debt of the County was lowered from A1 to A and from A+ to A- by Moody's and S&P, respectively.



The State of California has no existing obligation with respect to any obligations or securities of the Counties or other local entities. State legislation passed to facilitate the recovery plans for Orange County and Los Angeles County permits the counties to transfer funds designated for specific purposes to general purpose funds but does not commit any state funds to resolving these situations. However, the state may be obligated to intervene to ensure that school districts have sufficient funds to operate or maintain certain county-administered State programs.



Until the signs of recovery appeared in 1994, California remained mired in the state's deepest and longest recession since the 1930's. As a result, the State accumulated a budget deficit of almost $3 billion at its peak at June 30, 1992. Each budget in the last five years has required the Governor and the Legislature to undertake multi-billion dollar cuts in program expenditures, transfers of fiscal responsibilities to local governments, various one-time adjustments, accounting changes and tax increases in an effort to balance revenues and expenditures. The difficulties in reaching a consensus approach to this persistent imbalance produced a two-month delay in passing the June 1992 budget, which forced the State to issue registered warrants to pay its bills. Again in 1995, the State experienced difficulties in obtaining a consensus on the budget which produced a two-month delay in passage. The final fiscal year 1996 budget proposes to eliminate the budget deficit including all short-term borrowings and generate a small surplus.



The persistent deficits, combined with about $1.7 billion of off-budget payments made to schools and reductions of internally borrowable funds, severely depleted the State's cash resources, so that it had to resort to repeated external borrowing to meet cash needs since 1992. In order to meet cash flow requirements for the 1994-95 fiscal year and to defer a partial payment on the budget deficit, the State issued $7 billion of short-term securities in 1994, of which $4 billion mature in April 1996. To assure repayment of this borrowing, the State enacted legislation which can lead to automatic, across-the-board cuts in certain General Fund expenditures in fiscal year 1996 if cash projections made in October 1995 show deterioration form the original 1994 borrowing projections. This plan places the burden upon the Legislature to maintain ongoing control over the annual budget, and could exert additional pressure on local governments reliant on appropriated program expenditures.



In 1995, the California economy continued the recovery stated a year earlier. After four consecutive years of on-going job losses, company relocations out of state, and unemployment rates in excess of 9% at times, the State has registered two consecutive years of job growth and declining unemployment rates. The expansion has produced additional tax revenues which have outpaced projections over the first half of fiscal year 1996. Due to the growth in tax revenues, the State met the October 1995 cash flow projection and did not have to initiate mandatory cuts in program expenditures. The additional revenues should also facilitate meeting the original budget forecast calling for the retirement of all short-term securities including the $4 billion issued in 1994 and the generation of a small surplus by end of the Fiscal Year. Over the next two years, growth in employment and personal income is forecast to outpace the growth of the national economy. Any setbacks to this recovery or future breakdowns in fiscal discipline could lead to additional budgetary pressures on State and local governments.



When choosing brokerage firms to carry out the Fund's transactions, the Adviser gives primary consideration to execution at the most favorable prices, taking into account the broker's professional ability and quality of service. Consideration may also be given to the broker's sales of Fund shares. Pursuant to procedures determined by the Trustees, John Hancock Advisers, Inc. (the "Adviser") may place securities transactions with brokers affiliated with the Adviser. These brokers include Tucker Anthony Incorporated, Sutro & Company, Inc. and John Hancock Distributors, Inc., which are indirectly owned by the John Hancock Mutual Life Insurance Company (the "Life Company"), which in turn indirectly owns the Adviser.


-------------------------------------------------------------------------------
                   BROKERS ARE CHOSEN ON BEST PRICE AND
                   EXECUTION.
-------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUND


The Fund is a diversified open-end management investment company organized as a Massachusetts business trust in 1990. The Fund reserves the right to create and issue a number of series of shares, or funds or classes thereof, which are separately managed and have different investment objectives. The Trustees may also classify or reclassify any series into one or more classes. Accordingly, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemption, dividends and liquidation. However, each class of shares bears different distribution fees, and Class A and Class B shareholders have exclusive voting rights with respect to their distribution plans. The Fund is not required to and does not intend to hold annual meetings of shareholders, although special meetings may be held for such purposes as electing or removing Trustees, changing fundamental policies or approving a management contract. The Fund,


-------------------------------------------------------------------------------
                   THE TRUSTEES ELECT OFFICERS AND RETAIN THE
                   INVESTMENT ADVISER WHO IS RESPONSIBLE FOR
                   THE DAY-TO-DAY OPERATIONS OF THE FUND,
                   SUBJECT TO THE TRUSTEES' POLICIES AND
                   SUPERVISION.
-------------------------------------------------------------------------------
under certain circumstances, will assist in shareholder communications with other shareholders.


The Adviser was organized in 1968 and is a wholly-owned indirect subsidiary of the John Hancock Mutual Life Insurance Company, a financial services company. The Adviser provides the Fund, and other investment companies in the John Hancock group of funds, with investment research and portfolio management services. John Hancock Funds Inc., ("John Hancock Funds") distributes shares for all of the John Hancock mutual funds through Selling Brokers. Certain Fund officers are also officers of the Adviser and John Hancock Funds. Pursuant to an order of the SEC, the Fund has adopted a deferred compensation plan for its independent Trustees which allows Trustees' fees to be invested by the Fund in other John Hancock funds.

-------------------------------------------------------------------------------

                   JOHN HANCOCK ADVISERS, INC. ADVISES
                   INVESTMENT COMPANIES HAVING A TOTAL ASSET
                   VALUE OF APPROXIMATELY $16 BILLION.

-------------------------------------------------------------------------------


Dianne Sales-Singer is the Fund's portfolio manager and is responsible for the day-to-day management of the Fund. Ms. Sales-Singer has been with the Adviser since 1989. Prior to joining the Adviser, she was employed at Bear Stearns & Co. Inc.



In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: preclearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.


ALTERNATIVE PURCHASE ARRANGEMENTS


You can purchase shares of the Fund at a price equal to their net asset value per share plus a sales charge. At your election, this charge may be imposed either at the time of the purchase (see "Initial Sales Charge Alternative," Class A Shares) or on a contingent deferred basis (the "Contingent Deferred Sales Charge Alternative," Class B Shares). If you do not specify on your account application the class of shares you are purchasing, it will be assumed that you are investing in Class A shares.



CLASS A SHARES. If you elect to purchase Class A shares, you will incur an initial sales charge unless the amount you purchase is $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, but you will incur a sales charge if you redeem your shares within one year of purchase. Class A shares are subject to ongoing distribution and service fees at a combined annual rate of up to 0.15% of the Fund's average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Share Price -- Qualifying for a Reduced Sales Charge."


-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS A SHARES ARE SUBJECT
                   TO AN INITIAL SALES CHARGE.
-------------------------------------------------------------------------------


CLASS B SHARES. You will not incur a sales charge when you purchase Class B shares, but the shares are subject to a sales charge if you redeem them within six years of purchase (the "contingent deferred sales charge" or the "CDSC"). Class B shares are subject to ongoing distribution and service fees at a combined


-------------------------------------------------------------------------------
                   INVESTMENTS IN CLASS B SHARES ARE SUBJECT
                   TO A CONTINGENT DEFERRED SALES CHARGE.
-------------------------------------------------------------------------------
annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B shares. Investing in Class B shares permits all of your dollars to work from the time you make your investment, but the higher ongoing distribution fee will cause these shares to have higher expenses than Class A shares. To the extent that any dividends are paid by the Fund, these higher expenses will also result in lower dividends than those paid on Class A shares.


Class B shares are not available for full-service defined contribution plans administered by Investor Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE
The alternative purchase arrangement allows you to choose the most beneficial way to buy shares, given the amount of your purchase, the length of time you expect to hold your shares and other circumstances. You should consider whether, during the anticipated life of your Fund investment, the CDSC and accumulated fees on Class B shares would be less than the initial sales charge and accumulated fees on Class A shares purchased at the same time, and to what extent this differential would be offset by the Class A shares' lower expenses. To help you make this determination, the table under the caption "Expense Information" on the inside cover page of this Prospectus shows examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial if you qualify for reduced sales charges. See "Share Price -- Qualifying for a Reduced Sales Charge."

-------------------------------------------------------------------------------
                   YOU SHOULD CONSIDER WHICH CLASS OF SHARES
                   WOULD BE MORE BENEFICIAL TO YOU.
-------------------------------------------------------------------------------

Class A shares are subject to lower distribution fees and, accordingly, pay correspondingly higher dividends per share, to the extent any dividends are paid. However, because initial sales charges are deducted at the time of purchase, you would not have all of your funds invested initially and, therefore, would initially own fewer shares. If you do not qualify for reduced initial sales charges and expect to maintain your investment for an extended period of time, you might consider purchasing Class A shares. This is because the accumulated distribution and service charges on Class B shares may exceed the initial sales charge and accumulated distribution and service charges on Class A shares during the life of your investment.

Alternatively, you might determine that it is more advantageous to purchase Class B shares to have all of your funds invested initially. However, you will be subject to higher distribution and service fees and, for a six-year period, a CDSC.


In the case of Class A shares, the distribution expenses that John Hancock Funds, incurs in connection with the sale of the shares will be paid from the proceeds of the initial sales charge and ongoing distribution and service fees. In the case of Class B shares, the expenses will be paid from the proceeds of the ongoing distribution and service fees, as well as from the CDSC incurred upon redemption within six years of purchase. The purpose and function of the Class B shares' CDSC and ongoing distribution and service fees are the same as those of the Class A shares' initial sales charge and ongoing distribution and service fees.

Dividends, if any, on Class A and Class B shares will be calculated in the same manner, at the same time and on the same day. They also will be in the same amount, except for differences resulting from each class bearing its own distribution and service fees, shareholder meeting expenses and any incremental transfer agency costs. See "Dividends and Taxes."


THE FUND'S EXPENSES


For managing its investment and business affairs, the Fund pays a fee to the Adviser which for the 1995 fiscal year was 0.40% of the Fund's average daily net assets. The Adviser has voluntarily and temporarily agreed to continue to limit the Fund's operating expenses to 0.75% and 1.50% of the average net assets attributable to Class A and Class B shares, respectively.



The advisory fee paid by the Fund is higher than that of most other funds, but is comparable to fees paid by funds that invest in similar securities.



The Class A and Class B shareholders have adopted distribution plans (each a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Under these Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.15% of the Class A shares' average daily net assets and an aggregate annual rate of 1.00% of the Class B shares' average daily net assets. John Hancock Funds has temporarily agreed to limit the distribution and services fees pursuant to the Class B Plan to 0.90% of average daily net assets. Up to 0.25% for Class B shares and 0.15% for Class A shares is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; (iii) unreimbursed distribution expenses under the Fund's prior distribution plans; (iv) distribution expenses incurred by other investment companies which sell all or substantially all of their assets to, merge or otherwise engage in a reorganization transaction with the Fund; and (v) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders.


-------------------------------------------------------------------------------
                   THE FUND PAYS DISTRIBUTION AND SERVICE
                   FEES FOR MARKETING AND SALES-RELATED
                   SHAREHOLDER SERVICING.
-------------------------------------------------------------------------------


In the event John Hancock Funds is not fully reimbursed for payments it makes or expenses it incurs under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. For the fiscal year ended December 31, 1995, an aggregate of $3,275,187 of distribution expenses or 3.9% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

Information on the Fund's total expenses is in the Fund Financial Highlights section of this Prospectus.
DIVIDENDS AND TAXES

DIVIDENDS. The Fund generally declares dividends daily and distributes them monthly, representing all or substantially all of its net investment income. The Fund may distribute net realized long-term and short-term capital gains, if any, at least annually.


-------------------------------------------------------------------------------
                   THE FUND GENERALLY DECLARES DIVIDENDS
                   DAILY AND DISTRIBUTES THEM MONTHLY.
-------------------------------------------------------------------------------


Dividends are reinvested in additional shares of your class unless you elect the option to receive cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option. Because of the higher expenses associated with Class B shares, any dividends on these shares will be lower than those on the Class A shares. See "Share Price."


TAXATION. The Fund intends to meet certain federal tax requirements so that its distributions of the tax-exempt interest it earns may be treated as "exempt-interest dividends," which you are entitled to treat as tax-exempt interest. That portion of exempt-interest dividends, if any, attributable to interest on certain tax-exempt obligations that are "private activity bonds" may increase certain shareholders' alternative minimum tax. Any exempt-interest dividend may increase a corporate shareholder's alternative minimum tax.

Shareholders receiving social security benefits and certain railroad retirement benefits may be subject to Federal income tax on up to 85 percent of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other dividends paid by the Fund. Shares of the Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development or private activity bonds, or persons related to "substantial users." Consult your tax adviser if you think this may apply to you.

Dividends from the Fund's net taxable income, if any, including any market discount included in the Fund's income, and from the Fund's net short-term capital gains are taxable to you as ordinary income. Dividends from the Fund's net long-term capital gains are taxable as long-term capital gain. These dividends are taxable, whether received in cash or reinvested in additional shares. Certain dividends may be paid by the Fund in January of a given year but may be treated as if you received them the previous December.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund will not be subject to Federal income tax on any net investment income or net realized capital gains distributed to its shareholders within the time period prescribed by the Code. When you redeem (sell) or exchange shares, you may realize a taxable gain or loss.

On the account application you must certify that the social security or other tax payer identification number you provide is your correct number and that you are not subject to back-up withholding of Federal income tax. If you do not provide this information or are otherwise subject to this withholding, the Fund may be required to withhold 31% of your taxable dividends and the proceeds of redemptions or exchanges.


The Fund intends to comply with certain California tax requirements so that dividends paid by the Fund which are derived from interest on obligations, the interest on which is exempt from California income tax, will be exempt from California personal income tax in the hands of shareholders of the Fund. Dividends from other sources, including capital gain dividends, if any, will not be exempt from California personal income tax. Dividends paid by the Fund are not exempt from California franchise or corporate income taxes. California does not treat tax-exempt interest (or dividends paid by the Fund attributable to such interest) as a tax preference item for purposes of its alternative minimum tax.

The foregoing relates to federal income taxation and to California personal income taxation as in effect as of the date of this Prospectus. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to California franchise taxes if received by a corporation doing business in California, to state taxes in states other than California and to local taxes. You should consult your tax adviser for specific advice.

PERFORMANCE


Yield reflects the Fund's rate of income on portfolio investments as a percentage of its share price. Yield is computed by annualizing the result of dividing the net investment income per share over a 30-day period by the maximum offering price per share on the last day of that period. Yield is also calculated according to accounting methods that are standardized for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal the income paid on shares or the income reported in the Fund's financial statements. The Fund may also utilize tax equivalent yields of its Class A and Class B shares computed in the same manner, with adjustment for assumed Federal income tax rates. For a comparison of yields on municipal securities and taxable securities, see the Taxable Equivalent Yield Table in Appendix A.


-------------------------------------------------------------------------------
                   THE FUND MAY ADVERTISE ITS YIELD, TAX
                   EQUIVALENT YIELD AND TOTAL RETURN.

-------------------------------------------------------------------------------



The Fund's total return shows the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming the reinvestment of all dividends. Cumulative total return shows the Fund's performance over a period of time. Average annual total return shows the cumulative return of the respective class of shares of the Fund divided by the number of years included in the period and Class B. Because average annual total return tends to smooth out variations in the Fund's performance, you should recognize that it is not the same as actual year-to-year results.



Both total return and yield calculations for Class A shares generally include the effect of paying the maximum sales charge (except as shown in "The Fund's Financial Highlights"). Investments at lower sales charges would result in higher performance figures. Yield and total return for the Class B shares reflect deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the applicable period. All calculations assume that all dividends are reinvested at net asset value on the reinvestment dates during the periods. Yield and total return of Class A and Class B shares will be calculated separately and, because each class is subject to certain different expenses, the yield and total return may differ with respect to that class for the same period. The relative performance of the Class A and Class B shares will be affected by a variety of factors, including the higher operating expenses attributable to the Class B shares, whether the Fund's investment performance is better in the earlier or later portions of the period measured and the level of net assets of the classes during the period. The Fund will include the total return of both Class A and Class B shares in any advertisement or promotional materials including Fund performance data. The value of Fund's shares, when redeemed, may be more or less than their original cost. Both yield and total return are historical calculations and are not an indication of future performance. See "Factors to Consider in Choosing an Alternative."

HOW TO BUY SHARES
--------------------------------------------------------------------------------


    The minimum initial investment is $1,000 ($250 for group investments and retirement plans). Complete the Account Application attached to this Prospectus. Indicate whether you are purchasing Class A or Class B shares. If you do not specify which class of shares you are purchasing, Investor Services will assume that you are investing in Class A shares.

-------------------------------------------------------------------------------
                   OPENING AN ACCOUNT.
-------------------------------------------------------------------------------


---------------------------------------------------------------------------------
    BY CHECK      1.   Make your check payable to John Hancock Investor Services
                       Corporation ("Investor Services") P.O. Box 9115, Boston, MA
                       02205-9115.
                  2.   Deliver the completed application and check to your registered representative or a broker with an agreement with John Hancock
                       Funds ("Selling Broker") or mail it directly to Investor
                       Services.
---------------------------------------------------------------------------------
    BY WIRE       1.   Obtain an account number by contacting your registered
                       representative or Selling Broker, or by calling 1-800-225-5291.
                  2.   Instruct your bank to wire funds to:
                               First Signature Bank & Trust
                               John Hancock Deposit Account No. 900000260
                               ABA Routing No. 211475000
                               For credit to: John Hancock California Tax-Free Income Fund
                               (Class A or Class B shares)
                               Your Account Number
                               Name(s) under which account is registered
                  3.   Deliver the completed application to your registered
                       representative or Selling Broker or mail it directly to
                       Investor Services.
---------------------------------------------------------------------------------
                  1. Complete the "Automatic Investing" and "Bank Information" sections on
    MONTHLY          the Account Privileges Application, designating a bank account from
    AUTOMATIC        which funds may be drawn.
    ACCUMULATION  2. The amount you elect to invest will be withdrawn automatically from
    PROGRAM          your bank or credit union account.
    (MAAP)


-------------------------------------------------------------------------------
                   BUYING ADDITIONAL CLASS A
                   AND CLASS B SHARES.
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------
    BY TELEPHONE  1.   Complete the "Invest-by-Phone" and "Bank Information" sections on the Account Privileges Application, designating a bank
                       account from which your funds may be drawn. Note that in order to invest by phone, you must be in a bank or credit union that is a member of the Automated Clearing House system (ACH).
                  2.   After your authorization form has been processed, you may
                       purchase additional Class A and Class B shares by calling
                       Investor Services toll-free at 1-800-225-5291.
                  3.   Give the Investor Services representative the name in which your account is registered, the Fund name, the class of shares you own, your account number, and the amount you wish to
                       invest.
                  4.   Your investment normally will be credited to your account the business day following your phone request.
---------------------------------------------------------------------------------
    BY CHECK      1.   Either complete the detachable stub included in your account statement or include a note with your investment listing the name of the Fund, the class of shares you own, your account number and the name(s) in which the account is registered.
                  2.   Make your check payable to John Hancock Investor Services
                       Corporation.
                  3.   Mail the account information and check to:
                               John Hancock Investor Services Corporation
                               P.O. Box 9115
                               Boston, MA 02205-9115
                       or deliver it to your registered representative or Selling
                       Broker.
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    BY WIRE       Instruct your bank to wire funds to:
                     First Signature Bank & Trust
                     John Hancock Deposit Account No. 900000260
                     ABA Routing No. 211475000
                     For credit to: John Hancock California Tax-Free Income Fund
                     (Class A or Class B shares)
                     Your Account Number
                     Name(s) under which account is registered
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   BUYING ADDITIONAL CLASS A AND CLASS B
                   SHARES.
                     (CONTINUED)
-------------------------------------------------------------------------------

    Other Requirements. All purchases must be made in U.S. dollars. Checks written on foreign banks will delay purchases until U.S. funds are received, and a collection charge may be imposed. Shares of the Fund are priced at the offering price based on the net asset value computed after Investor Services receives notification of the dollar equivalent from the Fund's custodian bank. Wire purchases normally take two or more hours to complete and, to be accepted the same day, must be received by 4:00 p.m., New York time. Your bank may charge a fee to wire funds. Telephone transactions are recorded to verify information. Certificates are not issued unless a request is made in writing to Investor Services.

--------------------------------------------------------------------------------

You will receive a statement of your account after any transaction that affects your share balance or registration (statements related to reinvestment of dividends and automatic investment/withdrawal plans will be sent to you quarterly). A tax information statement will be mailed to you by January 31 of each year.

-------------------------------------------------------------------------------

                   YOU WILL RECEIVE ACCOUNT STATEMENTS THAT
                   YOU SHOULD KEEP TO HELP WITH YOUR
                   PERSONAL RECORDKEEPING.

-------------------------------------------------------------------------------

SHARE PRICE

The net asset value per share ("NAV") is the value of one share. The NAV is calculated by dividing the net assets of each class by the number of outstanding shares of that class. The NAV of each class can differ. Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith according to procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which the Trustees has determined to approximate market value. If quotations are not readily available, assets are valued by a method that the Trustees believe accurately reflects fair value. The NAV is calculated once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally at 4:00 P.M., New York time) on each day that the Exchange is open.


-------------------------------------------------------------------------------
                   THE OFFERING PRICE OF YOUR SHARES IS THEIR
                   NET ASSET VALUE PLUS A SALES CHARGE,
                   IF APPLICABLE, WHICH WILL
                   VARY WITH THE PURCHASE
                   ALTERNATIVE YOU CHOOSE.
-------------------------------------------------------------------------------

Shares of the Fund are sold at the offering price based on the NAV computed after your investment request is received in good order by John Hancock Funds. If you buy shares of the Fund through a Selling Broker, the Selling Broker must receive your investment before the close of regular trading on the Exchange and transmit it to John Hancock Funds before its close of business to receive that day's offering price.

INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES. The offering price you pay for Class A shares of the Fund equals the NAV plus a sales charge as follows:

                                                                 COMBINED    REALLOWANCE
                                                                REALLOWANCE   TO SELLING
                                                                AND SERVICE  BROKERS AS A
                                                                 FEE AS A     PERCENTAGE
                          SALES CHARGE AS    SALES CHARGE AS    PERCENTAGE      OF THE
     AMOUNT INVESTED      A PERCENTAGE OF    A PERCENTAGE OF    OF OFFERING    OFFERING
 (INCLUDING SALES CHARGE) OFFERING PRICE   THE AMOUNT INVESTED   PRICE(+)      PRICE(*)
-----------------------------------------  -------------------  -----------  ------------
Less than $100,000........      4.50%             4.71%            4.00%         3.76%
$100,000 to $249,999......      3.75%             3.90%            3.25%         3.01%
$250,000 to $499,999......      2.75%             2.83%            2.30%         2.06%
$500,000 to $999,999......      2.00%             2.04%            1.75%         1.51%
$1,000,000 and over.......      0.00%(**)         0.00%(**)        (***)         0.00%(***)


  (*) Upon notice to Selling Brokers with whom it has sales agreements, John
      Hancock Funds may reallow an amount up to the full applicable sales charge. A Selling Broker to whom substantially the entire sales charge is reallowed or who receives these incentives may be deemed to be an underwriter under the Securities Act of 1933.


 (**) No sales charge is payable at the time of purchase in Class A shares of $1 million or more, but a CDSC may be imposed in the event of certain redemption transactions made within one year of purchase.


(***) John Hancock Funds may pay a commission and the first year's service fee
      (as described in (+) below) to Selling Brokers who initiate and are responsible for purchases of $1 million or more in the aggregate as follows: 1% on sales to $4,999,999, 0.50% on the next $5 million and 0.25% on amounts of $10 million and over.

  (+) At the time of sale, John Hancock Funds pays to Selling Brokers the first year's service fee in advance in an amount equal to 0.25% of the net assets invested in the Fund. Thereafter, it pays the service fee periodically in arrears in an amount up to 0.25% of the Fund's average annual net assets. Selling Brokers receive the fee as compensation for providing personal and account maintenance services to shareholders.

Sales charges ARE NOT APPLIED to any dividends that are reinvested in additional Class A shares of the Fund.

John Hancock Funds will pay certain affiliated Selling Brokers at an annual rate of up to 0.05% of the daily net assets of accounts attributable to these brokers.

Under certain circumstances described below, investors in Class A shares may be entitled to pay reduced sales charges. See "Qualifying for a Reduced Sales Charge" below.

CONTINGENT DEFERRED SALES CHARGE -- INVESTMENTS OF $1 MILLION OR MORE IN CLASS A SHARES. Purchases of $1 million or more of Class A shares will be made at net asset value with no initial sales charge, but if the shares are redeemed within 12 months after the end of the calendar month in which the purchase was made (the CDSC period), a CDSC will be imposed. The rate of the CDSC will depend on the amount invested as follows:

                           AMOUNT INVESTED                              CDSC RATE
----------------------------------------------------------------------  ---------
$1 million to $4,999,999..............................................     1.00%
Next $5 million to $9,999,999.........................................     0.50%
Amounts of $10 million and over.......................................     0.25%

Existing full-service clients of the Life Company who were group annuity contract holders as of September 1, 1994 and participant-directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the above rate.

The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A shares that have been redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any distributions which have been reinvested in additional Class A shares.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account that are not subject to the CDSC. The CDSC is waived on redemptions in certain circumstances. See "Waiver of Contingent Deferred Sales Charge" below.


QUALIFYING FOR A REDUCED SALES CHARGE. If you invest more than $100,000 in Class A shares of the Fund or a combination of John Hancock funds (except money market funds), you may qualify for a reduced sales charge on your investments in Class A shares through a LETTER OF INTENTION. You may also be able to use the ACCUMULATION PRIVILEGE and the COMBINATION PRIVILEGE to take advantage of the value of your previous investments in Class A shares of the John Hancock funds in meeting the breakpoints for a reduced sales charge. For the ACCUMULATION PRIVILEGE and COMBINATION PRIVILEGE, the applicable sales charge will be based on the total of:


-------------------------------------------------------------------------------
                   YOU MAY QUALIFY FOR A
                   REDUCED SALES CHARGE ON
                   YOUR INVESTMENT IN CLASS A SHARES.
-------------------------------------------------------------------------------


1. Your current purchase of Class A shares of the Fund;


2. The net asset value (at the close of business on the previous day) of (a) all Class A shares of the Fund you hold, and (b) all Class A shares of any other John Hancock funds you hold; and

3. The net asset value of all shares held by another shareholder eligible to combine his or her holdings with you into a single "purchase."

EXAMPLE:

If you hold Class A shares of a John Hancock fund with a net asset value of $80,000 and subsequently invest $20,000 in Class A shares of the Fund, the sales charge on this subsequent investment would be 3.75% and not 4.50%. This is the rate that would otherwise be applicable to investments of less than $100,000. See "Initial Sales Charge Alternative -- Class A Shares."


If you are in one of the following categories, you may purchase Class A shares of the Fund without paying a sales charge:

- A Trustee/Director or officer of the Fund; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family of any of the foregoing; or any Fund, pension, profit sharing or other benefit plan for the individuals described above.

- Any state, county, city or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.*

- A bank, trust company, credit union, savings institution or other type of depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.*


- A broker, dealer, financial planner, consultant or registered investment adviser that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.



- A former participant in an employee benefit plan with John Hancock Funds, when he or she withdraws from his or her plan and transfers any or all of his/her plan distributions directly to the Fund.



- A Member of an approved affinity group financial services plan.*

---------------
* For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

Class A Shares of the Fund may be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.


CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B SHARES. Class B shares are offered at net asset value per share without an initial sales charge so that your entire investment will go to work at the time of purchase. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividend reinvestment.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through reinvestment of dividends and next from the shares you have held the longest during the six-year period. The CDSC is waived on redemptions in certain circumstances. See the discussion "Waiver of Contingent Deferred Sales Charge" below.

EXAMPLE:
You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time, your CDSC will be calculated as follows:

- Proceeds of 50 shares redeemed at $12 per share                             $600
- Minus proceeds of 10 shares not subject to CDSC because they were           -120
  acquired through dividend reinvestment (10 X $12)
- Minus appreciation on remaining shares, also not subject to CDSC             -80
  (40 X $2)
                                                                             -----
- Amount subject to CDSC                                                      $400


Proceeds from the CDSC are paid to John Hancock Funds. John Hancock Funds uses them to defray its expenses related to providing the Fund with distribution services connected to the sale of Class B shares, such as compensating Selling Brokers for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for the Fund to sell Class B shares without an initial sales charge.


The amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for the purposes of determining the holding period, any payments you make during the month will be aggregated and deemed to have been made on the last day of the month.

                                                        CONTINGENT DEFERRED SALES
                                                        CHARGE AS A PERCENTAGE OF
            YEAR IN WHICH CLASS B SHARES                DOLLAR AMOUNT SUBJECT TO
            REDEEMED FOLLOWING PURCHASE                           CDSC
----------------------------------------------------   ---------------------------
      First                                                         5.0%
      Second                                                        4.0%
      Third                                                         3.0%
      Fourth                                                        3.0%
      Fifth                                                         2.0%
      Sixth                                                         1.0%
      Seventh and thereafter                                       None

A commission equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested are paid to Selling Brokers. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the twelve months following the sale, and thereafter the service fee is paid in arrears.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in these circumstances:
- Redemptions of Class B shares made under Systematic Withdrawal Plan (see "How to Redeem Shares"), as long as your annual redemptions do not exceed 10% of your account value at the time you established your Systematic Withdrawal Plan, and 10% of the value of your subsequent investments (less redemptions) in that account at the time you notify Investor Services. This waiver does not apply to Systematic Withdrawal Plan redemptions of Class A shares that are subject to a CDSC.

-------------------------------------------------------------------------------
                   UNDER CERTAIN CIRCUMSTANCES, THE CDSC ON
                   CLASS B AND CERTAIN CLASS A SHARE
                   REDEMPTIONS WILL BE WAIVED.
-------------------------------------------------------------------------------
- Redemptions made to effect distributions from an Individual Retirement Account either before or after age 59 1/2, as long as the distributions are based on the life expectancy of the joint-and-last survivor life expectancy of you and your beneficiary. These distributions must be free from penalty under the Code.
- Redemptions made to effect mandatory distributions under the Code after age
  70 1/2 from a tax-deferred retirement plan.

- Redemptions made to effect distributions to participants or beneficiaries from certain employer-sponsored retirement plans, including those qualified under
  Section 401(a) of the Code, custodial accounts under Section 403(b)(7) of the Code and deferred compensation plans under Section 457 of the Code. The waiver also applies to certain returns of excess contributions made to these plans. In all cases, the distributions must be free from penalty under the Code.

- Redemptions due to death or disability.
- Redemptions made under the Reinvestment Privilege, as described in "Additional Services and Programs" of this Prospectus.
- Redemptions made pursuant to the Fund's right to liquidate your account if you have less than $100 invested in the Fund.
- Redemptions made in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
- Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992.
If you qualify for a CDSC waiver under one of these situations, you must notify Investor Services either directly or through your Selling Broker at the time you make your redemption. The waiver will be granted once Investor Services has confirmed that you are entitled to it.

CONVERSION OF CLASS B SHARES. Your Class B shares and an appropriate portion of reinvested dividends on those shares will be converted into Class A shares automatically. This will occur no later than the month following eight years after the shares were purchased, and will result in lower annual distribution fees. If you exchanged Class B shares into this Fund from another John Hancock fund, the calculation will be based on the time you purchased the shares in the original fund. The Fund has been advised that the conversion of Class B Shares to Class A Shares should not be taxable for Federal income tax purposes and should not change your tax basis or tax holding period for the converted shares.

HOW TO REDEEM SHARES
You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received in good order by Investor Services, less any applicable CDSC. The Fund may hold payment until it is reasonably satisfied that investments recently made by check or Invest-by-Phone have been collected (which may take up to 10 calendar days).

-------------------------------------------------------------------------------
                   TO ASSURE ACCEPTANCE OF YOUR REDEMPTION
                   REQUEST, PLEASE FOLLOW THESE PROCEDURES.
-------------------------------------------------------------------------------


Once your shares are redeemed, the Fund generally sends you payment on the next business day. When you redeem your shares, you may realize a taxable gain or loss depending usually on the difference between what you paid for them and what you receive for them, subject to certain tax rules. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to three business days or longer, as permitted by Federal securities laws.

--------------------------------------------------------------------------------


    BY TELEPHONE         All Fund shareholders are eligible automatically for the
                         telephone redemption privilege. Call 1-800-225-5291, from
                         8:00 A.M. to 4:00 P.M. (New York Time), Monday through
                         Friday, excluding days on which the Exchange is closed.
                         Investor Services employs the following procedures to
                         confirm that instructions received by telephone are
                         genuine. Your name, the account number, taxpayer
                         identification number applicable to the account and other
                         relevant information may be requested. In addition,
                         telephone instructions are recorded.
                         You may redeem up to $100,000 by telephone, but the address on the account must not have changed for the last thirty
                         days. A check will be mailed to the exact name(s) and
                         address shown on the account.
                         If reasonable procedures, such as those described above,
                         are not followed, the Fund may be liable for any loss due
                         to unauthorized or fraudulent telephone instructions. In
                         all other cases, neither the Fund nor Investor Services
                         will be liable for any loss or expense for acting upon
                         telephone instructions made according to the telephone
                         transaction procedures mentioned above.
                         Telephone redemption is not available for IRAs, other
                         tax-qualified retirement plans or Fund shares that are in
                         certificated form.
                         During periods of extreme economic conditions or market
                         changes, telephone requests may be difficult to implement
                         due to a large volume of calls. During these times you
                         should consider placing redemption requests in writing or
                         using EASI-Line. EASI-Line's telephone number is
                         1-800-338-8080.
---------------------------------------------------------------------------------
    BY WIRE              If you have a telephone redemption form on file with the
                         Fund, redemption proceeds of $1,000 or more can be wired on the next business day to your designated bank account and a fee (currently $4.00) will be deducted. You may also use
                         electronic fund transfer to your assigned bank account and the funds are usually collectible after two business days.
                         Your bank may or may not charge for this service.
                         Redemptions of less than $1,000 will be sent by check or
                         electronic funds transfer.
                         This feature may be elected by completing the "Telephone
                         Redemption" section on the Account Privileges Application
                         included with this Prospectus.
---------------------------------------------------------------------------------
    IN WRITING           Send a stock power or "letter of instruction" specifying
                         the name of the Fund, the dollar amount or the number of
                         shares to be redeemed, your name, class of shares, your
                         account number, and the additional requirements listed
                         below that apply to your particular account.
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    TYPE OF REGISTRATION                REQUIREMENTS
    Individual, Joint Tenants, Sole     A letter of instruction signed (with titles,
      Proprietorship, Custodial         where applicable) by all persons authorized
      (Uniform Gifts or Transfer to     to sign for the account, exactly as it is
      Minors Act), General Partners     registered with the signature(s) guaran-
                                        teed.
    Corporation, Association            A letter of instruction and a corporate
                                        resolution, signed by person(s) authorized
                                        to act on the account with the signatures
                                        guaranteed.
    Trusts                              A letter of instruction signed by the
                                        Trustee(s), with the signature(s)
                                        guaranteed. (If the Trustee's name is not
                                        registered on your account, also provide a
                                        copy of the trust document, certified within
                                        the last 60 days.)
    If you do not fall into any of these registration categories, please call
    1-800-225-5291 for further instructions.

--------------------------------------------------------------------------------
 A signature guarantee is a widely accepted way to protect you and the Fund by verifying the signature on your request. It may not be provided by a notary public. If the net asset value of the shares redeemed is $100,000 or less, John Hancock Funds may guarantee the signature. The following institutions may provide you with a signature guarantee, provided that any such institution meets credit standards established by Investor Services: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or meets certain net capital requirements; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency.

 ----------------------------------------------------------------------
                    WHO MAY GUARANTEE YOUR
                    SIGNATURE.
 ----------------------------------------------------------------------
--------------------------------------------------------------------------------
 THROUGH YOUR BROKER. Your broker may be able to initiate the redemption. Contact your broker for instructions.

 ----------------------------------------------------------------------
                    ADDITIONAL INFORMATION ABOUT
                    REDEMPTIONS.
 ----------------------------------------------------------------------
--------------------------------------------------------------------------------
 If you have certificates for your shares, you must submit them with your stock power or a letter of instruction. Unless you specify to the contrary, any outstanding Class A shares will be redeemed before Class B shares. You may not redeem certificated shares by telephone.
 Due to the proportionately high cost of maintaining small accounts, the Fund reserves the right to redeem at net asset value all shares in an account which holds less than $100 and to mail the proceeds to the shareholder, or the transfer agent may impose an annual fee of $10.00. No account will be involuntarily redeemed or additional fee imposed if the value of the account falls below the required minimum as a result of market action. No CDSC will be imposed on involuntary redemption of shares.

 Shareholders will be notified before these redemptions are to be made or this fee is imposed, and will have 30 days to purchase additional shares to bring their account balance up to the required minimum. Unless the number of shares acquired by additional purchases and dividend reinvestments exceeds the number of shares redeemed, repeated redemptions from a smaller account may eventually trigger this policy.

-------------------------------------------------------------------------------

ADDITIONAL SERVICES AND PROGRAMS

EXCHANGE PRIVILEGE
If your investment objective changes, or you wish to achieve further diversification, John Hancock offers other funds with a wide range of investment goals. Contact your registered representative or Selling Broker and request a prospectus for the John Hancock funds that interest you. Read the prospectus carefully before exchanging your shares. You can exchange shares of each class of the Fund only for shares of the same class of another John Hancock fund. For this purpose, John Hancock funds with only one class of shares will be treated as Class A, whether or not they have been so designated.

-------------------------------------------------------------------------------
                   YOU MAY EXCHANGE SHARES OF THE FUND ONLY
                   FOR SHARES OF THE SAME CLASS OF ANOTHER
                   JOHN HANCOCK FUND.
-------------------------------------------------------------------------------

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Class B shares of the Fund which are subject to a CDSC may be exchanged into Class B shares of another John Hancock fund without incurring the CDSC; however, these shares will be subject to the CDSC schedule of the shares acquired (except that exchanges into John Hancock Short-Term Strategic Income Fund, John Hancock Limited-Term Government Fund and John Hancock Intermediate Maturity Government Fund will be subject to the initial fund's CDSC). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange. However, if you exchange Class B shares purchased prior to January 1, 1994 for Class B shares of any other John Hancock Fund, you will be subject to the CDSC schedule in effect on your initial purchase date.



The Fund reserves the right to require you to keep previously exchanged shares (and reinvested dividends) in the Fund for 90 days before you are permitted a new exchange. The Fund may also terminate or alter the terms of the exchange privilege, upon 60 days' notice to shareholders.



An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal income tax purposes. An exchange may result in a taxable gain or loss.


When you make an exchange, your account registration in both the existing and new account must be identical. The exchange privilege is available only in states where the exchange can be made legally.

Under exchange agreements with John Hancock Funds, certain dealers, brokers and investment advisers may exchange their clients' Fund shares, subject to the terms of those agreements and John Hancock Funds' right to reject or suspend those exchanges at any time. Because of the restrictions and procedures under those agreements, the exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.


Because Fund performance and shareholders can be hurt by excessive trading, the Fund reserves the right to terminate the exchange privilege for any person or group that, in John Hancock Funds' judgment, is involved in a pattern of exchanges that coincide with a "market timing" strategy that may disrupt the Fund's ability to invest effectively according to its investment objective and policies, or might otherwise affect the Fund and its shareholders adversely. The Fund may also temporarily or permanently terminate the exchange privilege for any person who makes seven or more exchanges out of the Fund per calendar year. Accounts under common control or ownership will be aggregated for this purpose. Although the Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

BY TELEPHONE

1. When you complete the application for your initial purchase of Fund shares, you automatically authorize exchanges by telephone unless you check the box indicating that you do not wish to authorize telephone exchanges.

2. Call 1-800-225-5291. Have the account number of your current Fund and the exact name in which it is registered available to give to the telephone representative.

3. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. In addition, telephone instructions are recorded.

IN WRITING
1. In a letter, request an exchange and list the following:

     --the name and class of the Fund whose shares you currently own
     --your account number
     --the name(s) in which the account is registered
     --the name of the fund in which you wish your exchange to be invested --the number of shares, all shares or dollar amount you wish to exchange
   Sign your request exactly as the account is registered.

2. Mail the request and information to:

   John Hancock Investor Services Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

REINVESTMENT PRIVILEGE

1. You will not be subject to a sales charge on Class A shares that you reinvest in a John Hancock fund that is otherwise subject to a sales charge, as long as you reinvest within 120 days from the redemption date. If you paid a CDSC upon a redemption, you may reinvest at net asset value in the same class of shares from which you redeemed within 120 days. Your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment for the purpose of computing the CDSC payment upon a subsequent redemption will include the holding period of the redeemed shares.


-------------------------------------------------------------------------------
                   IF YOU REDEEM SHARES OF THE
                   FUND, YOU MAY BE ABLE TO
                   REINVEST ALL OR PART OF THE
                   PROCEEDS IN SHARES OF THIS
                   FUND OR ANOTHER JOHN
                   HANCOCK FUND WITHOUT
                   PAYING AN ADDITIONAL
                   SALES CHARGE.
-------------------------------------------------------------------------------


2. Any portion of your redemption may be reinvested in the Fund shares or in shares of other John Hancock funds, subject to the minimum investment limit of that fund.


3. To reinvest, you must notify Investor Services in writing. Include the Fund's name, the account number and class from which your shares were originally redeemed.

SYSTEMATIC WITHDRAWAL PLAN

1. You can elect the Systematic Withdrawal Plan at any time by completing the Account Privileges Application which is attached to this Prospectus. You can also obtain this application from your registered representative or by calling 1-800-225-5291.


2. To be eligible, you must have at least $5,000 in your account.
3. Payments from your account can be made monthly, quarterly, semi-annually or annually or on a selected monthly basis to yourself or any other designated payee.

-------------------------------------------------------------------------------
                   YOU CAN PAY ROUTINE BILLS FROM YOUR
                   ACCOUNT, OR MAKE PERIODIC DISBURSEMENTS OF
                   FUNDS FROM YOUR RETIREMENT ACCOUNT TO
                   COMPLY WITH IRS REGULATIONS.
-------------------------------------------------------------------------------
4. There is no limit on the number of payees you may authorize, but all payments must be made at the same time or intervals.

5. It is not advantageous to maintain a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares, because you may be subject to initial sales charges on your purchases of Class A shares or to a CDSC on your redemptions of Class B shares. In addition, your redemptions are taxable events.

6. Redemptions will be discontinued if the U.S. Postal Service cannot deliver your checks or if deposits to a bank account are returned for any reason.
MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)

1. You can authorize an investment to be withdrawn automatically each month on your bank, for investment in Fund shares under the "Automatic Investing" and "Bank Information" sections of the Account Privileges Application.


-------------------------------------------------------------------------------
                   YOU CAN MAKE AUTOMATIC INVESTMENTS AND
                   SIMPLIFY YOUR INVESTING.
-------------------------------------------------------------------------------
2. You can also authorize automatic investment through payroll deduction by completing the "Direct Deposit Investing" section of the Account Privileges Application.

3. You can terminate your Monthly Automatic Accumulation Program plan at any time.

4. There is no charge to you for this program, and there is no cost to the Fund.


5. If you have payments withdrawn from a bank account and we are notified that the account has been closed, your withdrawals will be discontinued.

GROUP INVESTMENT PROGRAM
1. An individual account will be established for each participant, but the initial sales charge for Class A shares will be based on the aggregate dollar amount of all participants' investments. To determine how to qualify for this program, contact your registered representative or call 1-800-225-5291.

-------------------------------------------------------------------------------
                   ORGANIZED GROUPS OF AT LEAST FOUR PERSONS
                   MAY ESTABLISH ACCOUNTS.
-------------------------------------------------------------------------------

2. The initial aggregate investment of all participants in the group must be at least $250.

3. There is no additional charge for this program. There is no obligation to make investments beyond the minimum, and you may terminate the program at any time.

INVESTMENTS, TECHNIQUES AND RISK FACTORS
RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, restricted securities and securities not readily marketable. The Fund may also invest up to 10% of its assets in restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A under the Securities Act of 1933. To the extent that the Fund's holdings of participation interests, COPs and inverse floaters are determined to be illiquid, such holdings will be subject to the 10% restriction on illiquid investments.

LENDING OF SECURITIES AND REPURCHASE AGREEMENTS. For the purpose of realizing additional (taxable) income, the Fund may lend to broker-dealers portfolio securities amounting to not more than 33 1/3% of its total assets taken at current value or may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back to the issuer at the same price plus accrued interest. These transactions must be fully collateralized at all times. The Fund may reinvest any cash collateral in short-term highly liquid debt securities. However, they may involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. Securities loaned by the Fund will remain subject to fluctuations of market value.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Fund may purchase securities on a forward or "when-issued" basis and may purchase or sell securities on a forward commitment basis to hedge against anticipated changes in interest rates and prices. When the Fund engages in these transactions, it relies on the seller or the buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in the Fund's losing the opportunity to obtain an advantageous price and yield. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a taxable gain or a loss.

SHORT TERM TRADING AND PORTFOLIO TURNOVER. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. Short-term trading may have the effect of increasing portfolio turnover and may increase net short-term capital gains, distributions from which would be taxable to shareholders as ordinary income. The Fund's portfolio securities may be changed without regard to the holding period of these securities (subject to certain tax restrictions), when the Adviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or changes in general market conditions. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights."

OPTIONS AND FUTURES TRANSACTIONS. The Fund may buy and sell options contracts on securities and debt security indices, interest rate and municipal bond index futures contracts and options on such futures contracts. Options and futures contracts are bought and sold to manage the Fund's exposure to changing interest rates and security prices. Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge a Fund's investment against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy. The Fund may invest in options and futures based on debt securities and municipal bond indices (securities indices).

Options and futures can be volatile investments and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures do not pay interest, but may produce capital gains or losses, distributions of which will be taxable to shareholders.

The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits and premiums required to establish positions in futures contracts and options on futures would exceed 5% of the Fund's net assets. The loss incurred by the Fund investing in futures contracts and in writing options on futures is potentially unlimited and may exceed the amount of any premium received. The Fund's transactions in options and futures contracts may be limited by the requirements of the Code for qualification as a regulated investment company. See the Statement of Additional Information for further discussion of options and futures transactions, including tax effects and investment risks.

MUNICIPAL LEASE OBLIGATIONS. The Fund may purchase participation interests which give the Fund an undivided pro rata interest in the tax exempt security. For certain participation interests, the Fund will have the right to demand payment, on a specified number of days' notice for all or any part of the Fund's participation interest in the tax exempt security plus accrued interest. Participation interests that are determined to be not readily marketable, will be considered illiquid for purposes of the Fund's 10% restriction on investment in securities.

The Fund may also invest in Certificates of Participation ("COP's") which provide participation interests in lease revenues. Each COP represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. Municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (e.g., schools, dormitories, office buildings or prisons) or the acquisition of equipment. In certain states, such as California, COP's constitute a majority of new municipal financing issues. Certain municipal lease obligations may trade infrequently. Accordingly, COPs will be purchased and monitored pursuant to analysis by the Adviser and reviewed according to procedures by the Board of Trustees which consider various factors in determining the liquidity risk. COPs will not be considered illiquid for purposes of the Fund's 10% limitation on illiquid securities provided the Adviser determines that there is a readily available market for such securities. An investment in COPs is subject to the risk that a municipality may not appropriate sufficient funds to meet payments on the underlying lease obligation. See the Statement of Additional Information for additional discussion of participation interests and municipal lease obligations.

DERIVATIVE INSTRUMENTS. The Fund may purchase or enter into derivative instruments to enhance return, to hedge against fluctuations in interest rates or securities prices, to change the duration of the Fund's fixed income portfolio or as a substitute for the purchase or sale of securities. The Fund's investments in derivative securities may include certain floating rate and indexed securities. The Fund's transactions in derivative contracts may include the purchase or sale of futures contracts on securities or indices; options on futures contracts; and options on securities or indices and forward contracts to purchase or sell securities.

All of the Funds' transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in interest rates or securities prices. The loss on derivative contracts may exceed the Fund's initial investment in these contracts. In addition, the Fund may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Fund.

Indexed Securities. The Fund may invest in indexed securities, including floating rate securities that are subject to a maximum interest rate ("capped floaters") and leveraged inverse floating rate securities ("inverse floaters") (up to 10% of the Fund's total assets). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in interest rates or other reference prices.

Risks Associated With Derivative Securities and Contracts. The risks associated with the Fund's transactions in derivative securities and contracts may include some or all of the following:

Market Risk. Investments in floating rate and indexed securities are subject to the interest rate and other market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Fund.

Leverage and Volatility Risk. Derivative instruments may sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by the Fund. The Fund may partially offset the leverage inherent in derivative contracts by maintaining a segregated account consisting of cash and liquid, high grade debt securities, by holding offsetting portfolio securities or contracts or by covering written options.

Correlation Risk. A Fund's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instrument and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Fund's portfolio assets.

Credit Risk. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

Liquidity and Valuation Risk. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity or exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. The staff of the SEC takes the position that certain over-the-counter options are subject to the Fund's 10% limit on illiquid investments. The Fund's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                                   APPENDIX A
                               EQUIVALENT YIELDS:

                   TAX EXEMPT VERSUS TAXABLE INCOME FOR 1995



  The table below shows the effect of the tax status of California Tax Exempt Securities on the yield received by their holders under the regular federal income tax and California personal income tax laws. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of California Tax Exempt Securities yielding from 4.0% to 10.0%.



                                            MARGINAL
                                            COMBINED
                                           CALIFORNIA
                                          AND FEDERAL
                                           INCOME TAX
 SINGLE RETURN         JOINT RETURN         BRACKET*                        IN CALIFORNIA, A TAX-EXEMPT YIELD OF:
----------------     ----------------     ------------     -----------------------------------------------------------------------
          (TAXABLE INCOME)                                 4.0%      5.0%      6.0%       7.0%       8.0%       9.0%       10.0%
-------------------------------------                      -----------------------------------------------------------------------
                                                          IS EQUIVALENT TO A TAXABLE YIELD OF:
$        0-4,831     $        0-9,662        15.85%        4.75%     5.94%      7.13%      8.32%      9.51%     10.70%     11.88%
$   4,832-11,449     $   9,663-22,898        16.70%        4.80%     6.00%      7.20%      8.40%      9.60%     10.80%     12.00%
$  11,450-18,068     $  22,899-36,136        18.40%        4.90%     6.13%      7.35%      8.58%      9.80%     11.03%     12.25%
$  18,069-23,350     $  36,137-39,000        20.10%        5.01%     6.26%      7.51%      8.76%     10.01%     11.26%     12.52%
$  23,351-25,083     $  39,001-50,166        32.32%        5.91%     7.39%      8.87%     10.34%     11.82%     13.30%     14.78%
$  25,084-31,700     $  50,167-63,400        33.76%        6.04%     7.55%      9.06%     10.57%     12.08%     13.59%     15.10%
$  31,701-56,550     $  63,401-94,250        34.70%        6.13%     7.66%      9.19%     10.72%     12.25%     13.78%     15.31%
$ 56,551-109,936     $ 94,251-143,600        37.42%        6.39%     7.99%      9.59%     11.19%     12.78%     14.38%     15.98%
$109,937-117,950     $              -        37.90%        6.44%     8.05%      9.66%     11.27%     12.88%     14.49%     16.10%
$              -     $143,601-219,872        41.95%        6.89%     8.61%     10.34%     12.06%     13.78%     15.50%     17.23%
$117,951-219,872     $219,873-256,500        42.40%        6.94%     8.68%     10.42%     12.15%     13.89%     15.63%     17.36%
$219,873-256,500     $              -        43.04%        7.02%     8.78%     10.53%     12.29%     14.04%     15.80%     17.56%
$              -     $256,501-439,774        45.64%        7.36%     9.20%     11.04%     12.88%     14.72%     16.56%     18.40%
$   256,501-OVER     $ 439,745  -OVER        46.24%        7.44%     9.30%     11.16%     13.02%     14.88%     16.74%     18.60%


---------------
  * The marginal combined bracket includes the effect of deducting state taxes on your federal tax return.

  The Chart is for illustrative purposes only and is not intended to project performance of the Fund.

  While the Fund principally invests in obligations exempt from federal and California state income taxes, a portion of the Fund's distributions may be subject to these taxes or to the alternative minimum tax.


  California state income tax rates and brackets have not yet been set for 1996. This may result in higher or lower actual rates. The above chart is intended for estimation only.

                                    (NOTES)

                                    (NOTES)

                                    (NOTES)

JOHN HANCOCK CALIFORNIA TAX-FREE
INCOME FUND

   INVESTMENT ADVISER
   John Hancock Advisers, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603

   PRINCIPAL DISTRIBUTOR
   John Hancock Funds, Inc.
   101 Huntington Avenue
   Boston, Massachusetts 02199-7603

   CUSTODIAN
   Investors Bank & Trust Company
   24 Federal Street
   Boston, Massachusetts 02110

   TRANSFER AGENT
   John Hancock Investor Services
   Corporation
   P.O. Box 9116
   Boston, Massachusetts 02205-9116

   INDEPENDENT ACCOUNTANTS
   Ernst & Young LLP
   200 Clarendon Street
   Boston, Massachusetts 02116

HOW TO OBTAIN INFORMATION
ABOUT THE FUND
For Service Information
For Telephone Exchange
For Investment-by-Phone
                     call
                     1-800-225-5291
For Telephone Redemption
For TDD              call
                     1-800-554-6713




JOHN HANCOCK
CALIFORNIA
TAX-FREE INCOME
FUND

CLASS A AND CLASS B SHARES
PROSPECTUS

MAY 1, 1996

A MUTUAL FUND SEEKING TO
OBTAIN AS HIGH A LEVEL
OF CURRENT INCOME EXEMPT
FROM BOTH FEDERAL INCOME
TAXES AND CALIFORNIA
PERSONAL INCOME TAXES AS
IS CONSISTENT WITH
PRESERVATION OF CAPITAL.


101 HUNTINGTON AVENUE
BOSTON, MASSACHUSETTS 02199-7603
TELEPHONE 1-800-225-5291




JHD 5300P 5/96 (LOGO) Printed on
Recycled Paper

                  JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

                           CLASS A AND CLASS B SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 1996

        This Statement of Additional Information provides information about John Hancock California Tax-Free Income Fund (the "Fund") in addition to the information that is contained in the Fund's Class A and Class B Prospectus (the "Prospectus"), dated May 1, 1996.

        This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-5291
                                 1-800-225-5291

                                TABLE OF CONTENTS

Organization of the Fund............................................   2
Investment Objective and Policies...................................   2
Certain Investment Practices........................................  10
Investment Restrictions.............................................  15
Those Responsible for Management....................................  17
Investment Advisory and other Services..............................  25
Initial Sales Charge on Class A Shares..............................  28
Distribution Contract...............................................  30
Deferred Sales Charge on Class B Shares.............................  32
Special Redemptions.................................................  33
Additional Services and Programs....................................  33
Description of the Fund's Shares....................................  35
Net Asset Value.....................................................  37
Tax Status..........................................................  37
Calculation of Performance..........................................  42
Brokerage Allocation................................................  44
Transfer Agent Services.............................................  46
Independent Auditors................................................  46
Custody of Portfolio................................................  46
Appendix A..........................................................  47
Financial Statements................................................  F1

ORGANIZATION OF THE FUND

        The Fund is a diversified open-end management investment company organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated October 17, 1989. Prior to the approval of John Hancock Advisers, Inc. (the "Investment Adviser") as the Fund's adviser effective December 22, 1994, the Fund was known as Transamerica California Tax-Free Income Fund.

INVESTMENT OBJECTIVE AND POLICIES

        INVESTMENT OBJECTIVE. As discussed under "Investment Objective and Policies" in the Prospectus, the investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and California personal income taxes, as is consistent with preservation of capital.

        DESCRIPTION OF TAX-EXEMPT SECURITIES. As described under "Investment Objective and Policies" in the Prospectus, in seeking to achieve its investment objective, the Fund invests in a variety of Tax-Exempt Securities.

        Municipal Bonds. Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as twenty years or more but may have remaining maturities of shorter duration at the time of purchase by the Fund. Municipal bonds are issued to obtain funds for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which Municipal Bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is excluded from gross income for federal income tax purposes.

        Municipal Notes. Municipal Notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such Notes include tax, bond and revenue anticipation notes and project notes.

        Municipal Commercial Paper. Municipal Commercial Paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal Commercial Paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions. The yields of Municipal Bonds depend upon, among other things, general money market conditions, general conditions of the Municipal Bond market, size of a particular offering, the maturity of the obligation and rating of the issue.

        VARIABLE OR FLOATING RATE OBLIGATIONS. As discussed under "Investment Objective and Policies" in the Prospectus, certain of the obligations in which the Fund may invest may be variable or floating rate obligations on which the interest rate is adjusted at predesignated periodic intervals (variable rate) or when there is a change in the market rate of interest on which the interest rate payable on the obligation is met is based (floating rate). Variable or floating rate obligations may include a demand feature which entitles the purchaser to demand prepayment of the principal amount prior to stated maturity. Also, the issuer may have a corresponding right to prepay the principal amount prior to maturity. As with any other type of debt security, the marketability of variable or floating rate instruments may vary depending upon a number of factors, including the type of issuer and the terms of the instruments. The Fund may also invest in more recently developed floating rate instruments which are created by dividing a municipal security's interest rate into two or more different components. Typically, one component ("floating rate component" or "FRC") pays an interest rate that is reset periodically through an auction process or by reference to an interest rate index. A second component ("inverse floating rate component" or "IFRC") pays an interest rate that varies inversely with changes to market rates of interest, because the interest paid to the IFRC holders is generally determined by subtracting a variable or floating rate from a predetermined amount (i.e., the difference between the total interest paid by the municipal security and that paid by the FRC). The Fund may purchase FRC's without limitation. Up to 10% of the Fund's total assets may be invested in IFRC's in an attempt to protect against a reduction in the income earned on the Fund's other investments due to a decline in interest rates. The extent of increases and decreases in the value of an IFRC generally will be greater than comparable changes in the value of an equal principal amount of a fixed-rate municipal security having similar credit quality, redemption provisions and maturity. To the extent that such instruments are not readily marketable, as determined by the Investment Adviser pursuant to guidelines adopted by the Board of Trustees, they will be considered illiquid for purposes of the Fund's 10% investment restriction on investment in non-readily marketable securities.

        PARTICIPATION INTERESTS. The Fund may purchase from financial institutions tax exempt participation interests in tax exempt securities. A participation interest gives the Fund an undivided interest in the tax exempt security in the proportion that the Fund's participation interest bears to the total amount of the tax exempt security. For certain participation interests, the Fund will have the right to demand payment, on a specified number of days' notice, for all or any part of the Fund's participation interest in the tax exempt security plus accrued interest. Participation interests that are determined to be not readily marketable will be considered as such for purposes of the Fund's 10% investment restriction on investment in non-readily marketable illiquid securities. The Fund may also invest in Certificates of Participation (COP's) which provide participation interests in lease revenues. Each Certificate represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (e.g., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Participation interests in municipal lease obligations will not be considered illiquid for purposes of the Fund's 10% limitation on illiquid securities provided the

Investment Adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.) With respect to municipal lease obligations, the Investment Adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be canceled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the Investment Adviser.

        CALLABLE BONDS. The Fund may purchase and hold callable municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. These bonds generally have call-protection (a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Fund, depending on the price at which such bonds were redeemed.

        SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA TAX-EXEMPT SECURITIES. Since the Fund concentrates its investments in California Tax-Exempt Securities, the Fund will be affected by any political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal.

        GENERAL. From mid-1990 until late 1993, California has endured a prolonged recession coupled with deteriorating fiscal and budget conditions. During this period, the state has also contended with natural disasters including fires, a prolonged drought and a major earthquake in the Los Angeles area (January 1994), rapidly growing population, and increasing social service requirements. Over the past years, the economy has begun to show signs of renewed economic growth, albeit at a modest pace. However, it is unlikely that the California economy will stage a major turnaround or expand at rates equal to the mid-1980's. Economic growth in the 1990's is likely to occur at a more subdued rate that in California's past than in the 1980's.

        In 1995, the California economy continued the recovery started a year earlier. After four consecutive years of on-going job losses, company relocations out of state, and at times, unemployment rates in excess of 9%, the State has registered two consecutive years of job growth and declining unemployment rates. During 1994 and throughout most of 1995, California posted non-farm employment gains of 1.3% and 2.3%. Sectors exhibiting employment growth have been the construction and related manufacturing, wholesale, and retail trade industries, transportation and recreation, business, and management consulting. This period has also seen personal income growth exceeding 3% annually, increasing retail sales, and increased international trade, particularly manufactured goods. Over the next two years, non-farm employment is projected to annually expand at rates above 2% . These trends are expected to continue and allow the State's recovery to gain momentum over the next two years.

        The prolonged recession has seriously impacted California tax revenues and produced the need for additional expenditures on health and welfare services. Since the late 1980's, the State's Administrations have recognized that its budget problems stem in part from a structural imbalance. The largest General Fund programs - K-12 schools and community colleges, health and welfare, and corrections - have been increasing faster than the revenue base, driven by the State's rapid population growth. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a "Three Strikes" law enacted in 1994.

        The principal sources of the State's General Fund revenues are the California personal income tax (44% of total revenues) sales and use tax (35%) and bank and corporation taxes (12%). The State maintains a Special Fund for Economic Uncertainties (the "SFEU") derived from General Fund revenues as a reserve to meet cash needs of the General Fund but which is required to be replenished as soon as sufficient revenues are available. Because of the recession, the SFEU has had a negative balance since 1991; the Administration projects a positive balance of about $92 million in the SFEU by June 30, 1996.

        RECENT BUDGETS. The State failed to enact its 1992-93 budget by July 1, 1992. Starting on July 1, 1992, the Controller was required to issue "registered warrants' in lieu of normal warrants backed by cash to pay many State obligations. Available cash was used to pay constitutionally mandated and priority obligations. Between July 1 and September 3, 1992, the Controller issued an aggregate of approximately $3.8 billion of registered warrants all of which were called for redemption by September 4, 1992 following enactment of the 1992-93 Budget Act and issuance by the State of short-term notes.

        The 1992-93 Budget Act, when finally adopted, was projected to eliminate the State's accumulated deficit, with additional expenditure cuts and a $1.3 billion transfer of State education funding costs to local governments by shifting local property taxes to school districts. However, as the recession continued, forcing the State to continued to carry its $2.8 billion budget deficit as of June 30, 1993.

        The 1993-94 Budget Act also relied on expenditure cuts and an additional $2.6 billion transfer of costs to local government, particularly counties. A major feature of the budget was a two- year plan to eliminate the accumulated deficit by borrowing into the 1994-95 fiscal year. With the recession continuing longer than expected, revenues only exceeded expenditures by about $500 million. However, this was the first operating surplus in four years and reduced the accumulated deficit to $2.0 billion, after taking into account certain other accounting reserves.

        The 1994-95 Budget Act was passed on July 8, 1994, and provided for an estimated $41.9 billion of General Fund revenues, and $40.9 billion of expenditures. The budget assumed receipt of about $750 million of new federal assistance for the costs of undocumented immigrants, as well as a plan to defer retirement of $1 billion of the accumulated budget deficit until the 1995-96 fiscal year. The Federal government has apparently budgeted only $33 million of this immigration aid. However, this shortfall is expected to be almost fully offset by higher than projected revenues, and lower than projected caseload growth as the economy improves.

        Because of the accumulated budget deficit over the past several years, the payment of certain unbudgeted expenditures to schools to maintain constant per-pupil aid levels, and a reduction of the level of available internal borrowing, the State's cash resources have been significantly depleted. This has required the State to rely on a series of external borrowings for the past several years to pay its normal expenses, including borrowings which have gone past the end of the fiscal year. In February 1994, the State borrowed $3.2 billion, maturing by December, 1994. In July 1994, the State borrowed a total of $7.0 billion to meet its cash flow requirements for the 1994-95 fiscal year and to fund part of its deficit into the 1995-96 fiscal year. A total of $4.0 billion of this borrowing matures in April, 1996. The State will continue to utilize external borrowing to meet its cash needs to the foreseeable future.

        In order to assure repayment of the $4 billion, 22-month borrowing, the State enacted legislation (the "Trigger Law") which can lead to automatic, across-the-board cuts in General Fund expenditures in either the 1994-95 or 1995-96 fiscal years if cash flow projections made at certain times during those years show deterioration from the projections made in July 1994, when the borrowings were made. On November 15, 1994, the State Controller as part of the Trigger Law reported that the cash position of the General Fund on June 30, 1995 would be about $580 million better than earlier projected, so no automatic budget adjustments were required in 1994-95. The Controller's report showed that loss of federal funds was offset by higher revenues, lower expenditures, and certain other increases in cash resources.

        Again in 1995, the State experienced difficulties in obtaining a consensus on the Budget which produced a two-month delay in passage. The enacted FY1995-96 Budget projects General Fund revenues of $44.1 billion and expenditures of $43.4 billion. . Key components built into the budget included the receipt of about $830 million of new Federal aid for undocumented aliens' costs and the successful resolution of litigation concerning previous budget actions. This Budget proposes to eliminate the outstanding deficit including all short-term borrowings and generate a small surplus of $289 million by year end. On October 16, 1995, the State Controller indicated that the cash position of the General Fund exceeded requirements for enacting the Trigger Law. Initial results show that the major tax sources (Income, Sales and Corporation Taxes) of the state are exceeding projections by $440 million. The tax revenue growth provides some evidence of the breadth of California's economic rebound and offsets some reductions in anticipated Federal aid during 1995. Attainment of FY1995-96 Budget projections hinge on the continuation of the economic recovery into 1996 and the maintenance of fiscal discipline by the state.

        The FY1996-97 budget as currently proposed by the Governor calls for General Fund expenditures of $44.28 billion against expected revenues of $44.99 billion, a general increase of 5% over FY1995-96. Specific features of the proposal include additional investments in infrastructure, educational technology and programs, reductions in welfare expenditures and renter tax credits, and a 15% tax cut for individuals and corporations to be phased in over 3 years. The final form of the FY1996-97 Budget remains to be shaped through negotiations with the California Legislature.

        RATING AGENCIES. The ongoing structural imbalances, growing accumulated deficits, and sluggish recovery of the California economy have placed the State under ongoing scrutiny from the municipal credit rating agencies. In July 1994, both Moody's and S&P's lowered their ratings on the State's general obligation debt. Moody's dropped the State from a rating of Aa to A1 and S&P reduced the rating from A+ to A. Fitch lowered its rating from Aa to A. Despite the progress in producing break-even financial operations and initiation deficit reduction, the agencies remain cautions as the State confronts a continuing fiscal challenge.

        CONSTITUTIONAL CONSIDERATIONS. Changes in California laws during the last two decades have limited the ability of California State and municipal issuers to obtain sufficient revenue to pay their bond obligations.

        In 1978, California voters approved an amendment to the California Constitution known as Proposition 13. Proposition 13 limits ad valorem (according to value) taxes on real property and restricts the ability of taxing entities to increase real property taxes and assessments, and limits the ability of local governments to raise other taxes.

        Article XIII B of the California Constitution (the "Appropriation Limit") imposes a limit on annual appropriations. Originally adopted in 1979,
Article XIII B was modified by Proposition 98 in 1988 and Proposition 111 in 1990. The appropriations subject to the Article consist of tax proceeds which include tax revenues and certain other funds. Excluded from the Appropriation Limits are prior (pre 1979) debt service and subsequent debt incurred as the result of voter authorizations, court mandates, qualified capital outlay projects and certain increases in gasoline taxes and motor vehicle weight fees. Certain civil disturbance emergencies declared by the Governor and appropriations approved by a two-thirds vote of the legislature are excluded from the determination of excess appropriations, and the appropriations limit may be overridden by local voter approval for up to a four-year period.

        On November 8, 1988, California voters approved Proposition 98, a combined initiative constitutional amendment and statute called "the Classroom Instruction Improvement and Accountability Act." This amendment changed school funding below the University level by guaranteeing K-14 schools a minimum share of General Fund Revenues. Suspension of the Proposition 98 funding formula requires a two-thirds vote of Legislature and the Governor's concurrence. Proposition 98 also contains provisions transferring certain funds in excess of the Article III B limit to K-14 schools.

        As amended by Proposition 111, the Appropriation Limit recalculated annually by taking the actual Fiscal Year 1986-1987 limit and applying the Proposition 111 cost of living and population adjustments as if that limit had been in effect. The Appropriations Limit is tested over consecutive two-year periods under this amendment. Any excess "proceeds of taxes" received over such two-year period above the Appropriation Limits for the two-year period is divided equally between transfers to K-14 and taxpayers.

        Throughout the next few fiscal years, the State's financial difficulties are expected to remain serious. As more operational and fiscal responsibilities are shifted to local governments, there will be additional pressure exerted upon local governments, especially counties and school districts which rely upon State aid.

        Certain debt obligations held by the Fund may be payable solely from lease payments on real property leased to the State, counties, cities or various public entities structured in such a way as to not constitute a debt to the leasing entity. To ensure that a debt is not technically created, California law requires that the lessor can proportionally reduce its lease payments equal to its loss of beneficial use and occupancy. Moreover, the lessor does not agree to pay lease payments beyond the current period; it only agrees to include lease payments in its annual budget every year. In the event of a default, the only remedy available against the lessor is that of reletting the property or suing annually for the rents due; no acceleration of lease payments is permitted.

        The Fund also holds debt obligations payable solely from the revenues of health care institutions. Certain provisions under California state law may adversely affect these revenues and, consequently, payment of those debt obligations.

        The Federally sponsored Medicaid program for health care services to eligible welfare recipients is known as the Medi-Cal program. In the past, the Medi-Cal program has provided a cost-based system of reimbursement for impatient care furnished to Medi-Cal beneficiaries by any eligible hospital. The State now selectively contracts by county with California hospitals to provide reimbursement for non-emergency inpatient services to Medi-Cal beneficiaries, generally on a flat per-diem payment basis regardless of cost. California law also permits private health plans and insurers to contract selectively with hospitals for services to beneficiaries on negotiated terms, generally at rates lower than standard charges.

        Debt obligations payable solely from revenues of health care institutions may also be insured by the state pursuant to an insurance program operated by the Office of Statewide Health Planning and Development (the "Office"). Most of such debt obligations are secured by a mortgage of real property in favor of the Office and the holders. If a default occurs on such insured debt obligations, the Office has the option of either continuing to meet debt service obligations of foreclosing the mortgage and requesting the State Treasurer to issue debentures payable from a reserve fund established under the insurance fund or payable from appropriated state funds.

        Security for certain debt obligations held by the Fund may be in form of a mortgage or deed of trust on real property. California has statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Principally, the provisions establish conditions governing the limits of a creditor's right to a deficiency judgment. In the case of a default, the creditor's rights under the mortgage or deed of trust are subject to constraints imposed by California real property law upon transfers of title to real property by private power of sale. These laws require that the loan must have been in arrears for at least seven months before foreclosure proceedings can begin. Under California's anti-deficiency legislation, there is no personal recourse against a mortgagor of single-family residence regardless of whether the creditor chooses judicial or non-judicial foreclosure. These disruptions could disrupt the stream of revenues available to the issuer for paying debt service.

        Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment changes on such mortgage loans may be imposed only with respect to voluntary payments made during the first five years of the mortgage loan, and cannot in any event exceed six months advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to the issuer for debt service on these outstanding debt obligations.

        Substantially all of California is located within an active geologic region subject to major seismic activity. Any California municipal obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (1) an issuer to have obtained earthquake insurance coverage at reasonable rates; (2) an issuer to perform on its contract of insurance in the event of widespread losses; or (3) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

        The January 1994 major earthquake in greater Los Angeles (Northridge) was estimated to have resulted in up to $20 billion in property damage. Significant damage was incurred by public and private facilities in four counties. Los Angeles, Ventura, Orange and San Bernadino Counties were declared State and Federal disasters. The Federal government approved a total of $9.5 billion in earthquake relief funds for assistance to homeowners and small businesses, as well as repair of damaged public facilities.

        As described in the summary above, the Fund's investments are susceptible to possible adverse effects of the complex political, economic and regulatory matters affecting California issuers. As stated in the Prospectus, in the view of the Investment Adviser, it is impossible to determine the impact of any legislation, voter initiatives or other similar measures which have been or may be introduced to limit or increase the taxing or spending authority of state and local governments or to predict such governments' abilities to pay the interest on, or repay the principal of, its obligations.


CERTAIN INVESTMENT PRACTICES

        WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

        On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid, high grade debt securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

        REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (generally not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with securities dealers. The Investment Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period which the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and the expense of enforcing its rights.

        The Fund is permitted to engage in certain hedging techniques involving options and futures transactions in order to reduce the effect of interest rate movements affecting the market values of the investments held, or intended to be purchased, by the Fund.

        OPTIONS ON DEBT SECURITIES. The Fund may purchase and write put and call options on debt securities which are traded on a national securities exchange (an "Exchange") to protect its holdings in municipal bonds against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. The purchase of put options on debt securities which are related to securities held in its portfolio will enable the Fund to protect, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Fund may continue to receive tax-exempt interest income on the security. However, under certain circumstances the Fund may not be treated as the tax owner of a security held subject to a put option, in which case interest with respect to such security would not be tax-exempt for the Fund. The purchase of call options on debt securities may help to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

        The Fund may sell put and call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid in connection with the option which is sold.

        In order to protect partially against declines in the value of its portfolio securities, the Fund may sell (write) call options on debt securities. A call option gives the purchaser of such option in return for a premium paid, the right to buy, and the seller has the obligation to sell, the underlying security at the exercise price if the option is exercised during the option period. The writer of the call option who receives the premium has the obligation to sell the underlying security to the purchaser at the exercise price during the option period if assigned an exercise notice. The Fund will write call options only on a covered basis, which means that it will own the underlying security subject to a call option at all times during the option period. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

        During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier point in time when the writer effects a closing purchase transaction.

        Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, in conjunction with the sale of the underlying security or to enable the Fund to write another call option on the underlying security with a different exercise price or different expiration date or both.

        The Fund will write cash secured put options in order to facilitate its ability to purchase a security at a price lower than the current market price of such security. The Fund will write put options only on a "cash secured" basis which means that if the Fund writes a "put" it will segregate cash obligations in the event the "put" is exercised. "Puts" will only be written in furtherance of the basic investment objectives of the Fund relating to the acquisition of tax exempt securities and will not be written with the primary intent of generating income from premiums paid to the Fund in connection with the sale of the "put."

        The purchase and writing of put and call options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss in the event the price of the underlying security declines. A secured put writer assumes the risk that the underlying security will fall below the exercise price in which case the writer could be required to purchase the security at a higher price than the then current market price of the security. In either instance, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities, in the case of a call, or acquire the contract securities, in the case of a put, at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or equal to or less than the exercise price, in the case of a call, the Fund will lose its entire investment in the option. Also, where a put or a call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

        The Fund will not invest in a put or a call option if as a result the amount of premiums paid for such options then outstanding, when added to the premiums paid for financial and index futures and put and call options on such futures, would exceed 10% of the Fund's total assets.

        FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may engage in the purchase and sale of interest rate futures contracts ("financial futures") and tax-exempt bond index futures contracts ("index futures") and the purchase and writing of put and call options thereon, as well as put and call options on tax-exempt bond indexes (if and when they are traded) only as a hedge against changes in the general level of interest rates in accordance with strategies more specifically described below.

        The purchase of a financial futures contract obligates the buyer to accept and pay for the specific type of debt security called for in the contract at a specified future time and at a specified price. The Fund would purchase a financial futures contract when it is not fully invested in long- term debt securities but wishes to defer its purchases for a time until it can invest in such securities in an orderly manner or because short-term yields are higher than long-term yields. Such purchases would enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would generally be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.

        The sale of a financial futures contract obligates the seller to deliver the specific type of debt security called for in the contract at a specified future time and at a specified price. The Fund would sell a financial futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Fund would be substantially offset by an increase in the value of the futures contract sold by the Fund. While the Fund could sell a long-term debt security and invest in a short-term security, ordinarily the Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

        In addition, the Fund may purchase and write put and call options on financial futures contracts which are traded on an Exchange or a Board of Trade and enter into closing transactions with respect to such options to terminate an existing position. Options on financial futures contracts are similar to options on securities except that a put option on a financial futures contract gives the purchaser the right in return for the premium paid to assume a short position in a financial futures contract and a call option on a financial futures contract gives the purchaser the right in return for the premium paid to assume a long position in a financial futures contract.

        The Fund anticipates purchasing and selling tax-exempt bond index futures as a hedge against changes in the market value of the tax exempt bonds which it holds. A tax-exempt bond index fluctuates with changes in the market values of the tax-exempt bonds included in the index. An index future has similar characteristics to a financial future except that settlement is made through delivery of cash rather than the underlying securities. The sale of an index future obligates the seller to deliver at settlement an amount of cash equal to a specified dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the future was originally written.

        The Fund may also purchase and write put and call options on tax-exempt bond indexes (if and when such options are traded) and enter into closing transactions with respect to such options. An option on an index future is similar to an option on a debt security except that an option on an index future gives the holder the right to assume a position in an index future. The Fund will use options on futures contracts and options on tax-exempt bond indexes (if and when they are traded) in connection with hedging strategies. Generally, these strategies would be employed under the same market conditions in which the Fund would use put and call options on debt securities.

        The Fund may hedge up to the full value of its portfolio through the use of options and futures. At the time the Fund purchases a futures contract, an amount of cash or U.S. Government securities at least equal to the market value of the futures contract will be deposited in a segregated account with the Fund's Custodian to collateralize the position and thereby insure that such futures contract is unleveraged. The Fund may not purchase or sell futures contracts or purchase or write related put or call options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures and related options positions and the amount of premiums paid for related options (measured at the time of investment) would exceed 5% of the Fund's total assets.

        While the Fund's hedging transactions may protect the Fund against adverse movements in the general level of interest rates, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates. Due to the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the related securities being hedged, the price of a futures contract may move more than or less than the price of the securities being hedged. There is an increased likelihood that this will occur when a tax-exempt security is hedged by a futures contract on a taxable security. Options on futures contracts are generally subject to the same risks applicable to all option transactions. In addition, the Fund's ability to use this technique will depend in part on the development and maintenance of a liquid secondary market for such options. For a discussion of the inherent risks involved with futures contracts and options thereon, see "Risks Relating to Transactions in Futures Contracts and Related Options" below.

        The Fund's policies permitting the purchase and sale of futures contracts and the purchase and writing of related put or call options for hedging purposes only may not be changed without the approval of shareholders holding a majority of the Fund's outstanding voting securities. The Trustees may authorize procedures, including numerical limitations, with regard to such transactions in furtherance of the Fund investment objectives. Such procedures are not deemed to be fundamental and may be changed by the Trustees without the vote of the Fund's shareholders.

        RISKS RELATING TO TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such futures. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. In the event a liquid market does not exist, it may not be possible to close a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so. The purchase of put options on futures contracts involves less potential dollar risk to the Fund than an investment of equal amount in futures contracts, since the premium is the maximum amount of risk the purchaser of the option assumes. The entire amount of the premium paid for an option can be lost by the purchaser, but no more than that amount.

INVESTMENT RESTRICTIONS

        The Fund has adopted certain fundamental investment restrictions upon its investments set forth below which may not be changed without the approval by the holders of a majority of the outstanding shares of the Fund. A majority for this purpose means: (a) more than 50% of the outstanding shares of the Fund or
(b) 67% or more of the shares represented at a meeting where more than 50% of the outstanding shares of the Fund are represented, whichever is less. Under these restrictions, the Fund may not:

     1. Borrow money except from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not purchase any additional securities. Interest paid on borrowings will reduce the Fund's net investment income.

     2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its total assets but only to secure borrowings for temporary or emergency purposes or as may be necessary in connection with maintaining collateral in connection with writing put and call options or making initial margin deposits in connection with the purchase or sale of financial futures, index futures contracts and related options.

     3. With respect to 75% of its total assets, purchase securities (other than obligations issued or guaranteed by the United States government, its agencies or instrumentalities and shares of other investment companies) of any issuer if the purchase would cause immediately thereafter more than 5% of the value of the Fund's total assets invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer.

     4. Make loans to others, except through the purchase of obligations in which the Fund is authorized to invest, entering in repurchase agreements and lending portfolio securities in an amount not exceeding one third of its total assets.

     5. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 or securities which are not readily marketable if such purchase would cause the Fund to have more than 10% of its net assets invested in such types of securities.

     6. Purchase or retain the securities of any issuer, if those officers and Trustees of the Fund or the Investment Adviser who own beneficially more than of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

     7. Write, purchase or sell puts, calls or combinations thereof, except put and call options on debt securities, futures contracts based on debt securities, indices of debt securities and futures contracts based on indices of debt securities, sell securities on margin or make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

     8. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     9. Invest more than 25% of its assets in the securities of "issuers" in any single industry; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or by any state or political subdivision thereof. For purposes of this limitation when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development or pollution control bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity unless all securities issued or guaranteed by the government or other entity owned by the Fund does not exceed 10% of the Fund's total assets.

     10. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, except commodities and commodities contracts which are necessary to enable the Fund to engage in permitted futures and options transactions necessary to implement hedging strategies, or oil and gas interests. This limitation shall not prevent the Fund from investing in municipal securities secured by real estate or interests in real estate or holding real estate acquired as a result of owning such municipal securities.

     11. Invest in common stock or in securities of other investment companies, except that securities of investment companies may be acquired as part of a merger, consolidation or acquisition of assets and units of registered unit investment trusts whose assets consist substantially of tax-exempt securities may be acquired to the extent permitted by Section 12 of the Act or applicable rules.

     12. Invest more than 5% of the value of its total assets in securities of issuers having a record, including predecessors, of fewer than three years of continuous operation, except obligations issued or guaranteed by the United State Government, its agencies or instrumentalities, unless the securities are rated by a nationally recognized rating service.

     13. Issue any senior securities, except insofar as the Fund may be deemed to have issued a senior security by: entering into a repurchase agreement; purchasing securities in a when-issued or delayed delivery basis; purchasing or selling any options or financial futures contract; borrowing money or lending securities in accordance with applicable investment restrictions.

        In order to comply with certain state regulatory policies, the Fund has adopted a non-fundamental policy prohibiting the purchase of warrants. The Fund's Trustees have approved the following non-fundamental investment policy pursuant to an order of the SEC: Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

THOSE RESPONSIBLE FOR MANAGEMENT

        The business of the Fund is managed by its Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers and directors of John Hancock Adviser's Inc., (the "Investment Adviser") or officers and directors of the Fund's distributor, John Hancock Funds, Inc. (the "Distributor").

        Set forth below is information with respect to each of the Fund's officers and Trustees. The officers and Trustees may be contacted at 101 Huntington Avenue, Boston, MA 02199-7603. Their affiliations represent their principal occupations during the past five years.

                                   POSITION HELD        PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                   WITH THE TRUST       DURING PAST FIVE YEARS
----------------                   --------------       -----------------------
Edward J. Boudreau, Jr.*           Trustee, Chairman    Chairman and Chief Executive Officer,
101 Huntington Avenue              and Chief            the Adviser and The Berkeley Financial
Boston, MA 02199                   Executive            Group ("The Berkeley Group");
                                   Officer(1)(2)        Chairman, NM Capital Management, Inc.
                                                        ("NM Capital"); John Hancock Advisers
                                                        International Limited ("Advisers
                                                        International"); John Hancock Funds,
                                                        Inc.; John Hancock Investor Services
                                                        Corporation ("Investor Services"); and
                                                        Sovereign Asset Management Corporation
                                                        ("SAMCorp"); (hereinafter the Adviser,
                                                        the Berkeley Group, NM Capital,
                                                        Advisers International, John Hancock
                                                        Funds, Inc., Investor Services and
                                                        SAMCorp are collectively referred to
                                                        as the "Affiliated Companies");
                                                        Chairman, First Signature Bank &
                                                        Trust; Director, John Hancock Freedom
                                                        Securities Corporation, John Hancock
                                                        Capital Corporation, New England/
                                                        Canada Business Council; Member,
                                                        Investment Company Institute Board of
                                                        Governors; Trustee, Museum of Science;
                                                        President, the Adviser (until July
                                                        1992); and Chairman, John Hancock
                                                        Distributors, Inc. (until April, 1994).

---------------
 * An "interested person" of the Portfolio, as such term is defined in the 1940 Act.
(1) Member of the Executive Committee. Under the Trust's Declaration of
Trust, the Executive Committee may generally exercise most of the powers of the Board of Directors.
(2) A Member of the Investment Committee of the Adviser.
(3) Member of the Audit Committee and the Administration Committee.

                                      POSITION HELD     PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                      WITH THE TRUST    DURING PAST FIVE YEARS
----------------                      --------------    -----------------------
James F. Carlin                       Trustee(3)        Chairman and CEO, Carlin Consolidated,
233 West Central Street                                 Inc. (insurance); Chairman,
Natick, MA 01760                                        Massachusetts Higher Education
                                                        Coordinating Council; Director,
                                                        Arbella Mutual Insurance Company
                                                        (insurance), Consolidated Group Trust
                                                        (group health plan), Carlin Insurance
                                                        Agency, Inc. and West Insurance
                                                        Agency, Inc.; Receiver, the City of
                                                        Chelsea (until August 1992).

William H. Cunningham                 Trustee(3)        Chancellor, University of Texas System
601 Colorado Street                                     and former President of the University
O'Henry Hall                                            of Texas, Austin, Texas; Regents Chair
Austin, TX 78701                                        for Free Enterprise; Director,
                                                        LaQuinta Motor Inns, Inc. (hotel
                                                        management company); Director,
                                                        Jefferson-Pilot Corporation
                                                        (diversified life insurance company);
                                                        Director, Freeport-McMoran Inc. (oil
                                                        and gas company); LBJ Foundation
                                                        Board (education foundation); and
                                                        Advisory Director, Texas Commerce
                                                        Bank - Austin.

Charles F. Fretz                      Trustee (3)       Consultant, self employed; Vice
RD #5, Box 300B                                         President and Director, Towers,
Clothier Springs Road                                   Perrin, Forster & Crosby, Inc.
Malvern, PA   19355                                     (international management consultants)
                                                        (until 1985).

---------------
 * An "interested person" of the Portfolio, as such term is defined in the 1940 Act.
(1) Member of the Executive Committee. Under the Trust's Declaration of
Trust, the Executive Committee may generally exercise most of the powers of the Board of Directors.
(2) A Member of the Investment Committee of the Adviser.
(3) Member of the Audit Committee and the Administration Committee.

                                      POSITION HELD     PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                      WITH THE TRUST    DURING PAST FIVE YEARS
----------------                      --------------    -----------------------
Harold R. Hiser, Jr.                  Trustee(3)        Executive Vice President,
123 Highland Avenue                                     Schering-Plough Corporation
Short Hill, NJ   07078                                  (pharmaceuticals)(until 1995);
                                                        Director, ReCapital Corporation
                                                        (reinsurance).

Charles L. Ladner                     Trustee(3)        Director, Energy North, Inc. (public
UGI Corporation                                         utility holding company); Senior Vice
460 North Gulph Road                                    President, Finance UGI Corp. (public
King of Prussia, PA 19406                               utility holding company) (until 1992).

Leo E. Linbeck, Jr.                   Trustee(3)        Chairman, President, Chief Executive
3810 W. Alabama                                         Officer and Director, Linbeck
Houston, TX 77027                                       Corporation (a holding company engaged
                                                        in various phases of the construction
                                                        industry and warehousing interests);
                                                        Director and Chairman, Federal
                                                        Reserve Bank of Dallas; Chairman of
                                                        the Board and Chief Executive
                                                        Officer, Linbeck Construction
                                                        Corporation; Director, Panhandle
                                                        Eastern Corporation (a diversified
                                                        energy company); Director, Daniel
                                                        Industries, Inc. (manufacturer of gas
                                                        measuring products and energy related
                                                        equipment); Director, GeoQuest
                                                        International, Inc. (a geophysical
                                                        consulting firm); and Director,
                                                        Greater Houston Partnership.

Patricia P. McCarter                  Trustee(3)        Director and Secretary, the McCarter
1230 Brentford Road                                     Corp. (machine manufacturer).
Malvern, PA 19355

---------------
 * An "interested person" of the Portfolio, as such term is defined in the 1940 Act.
(1) Member of the Executive Committee. Under the Trust's Declaration of
Trust, the Executive Committee may generally exercise most of the powers of the Board of Directors.
(2) A Member of the Investment Committee of the Adviser.
(3) Member of the Audit Committee and the  Administration Committee.

                                  POSITION HELD       PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                  WITH THE TRUST      DURING PAST FIVE YEARS
----------------                  --------------      -----------------------
Steven R. Pruchansky              Trustee(1)(3)       Director and Treasurer, Mast Holdings,
6920 Daniel road                                      Inc.; Director, First Signature Bank &
Naples, FL 33942                                      Trust Company (until August 1991); General
                                                      Partner, Mast Realty Trust; President,
                                                      Maxwell Building Corp. (until 1991).

Norman H. Smith                   Trustee(3)          Lieutenant General, USMC, Deputy Chief of
243 Mt. Oriole Lane                                   Staff for Manpower and Reserve Affairs,
Linden, VA 22642                                      Headquarters Marine Corps; Commanding
                                                      General III Marine Expeditionary Force/3rd
                                                      Marine Division (retired 1991).

John P. Toolan                    Trustee(3)          Director, The Smith Barney Muni Bond
13 Chadwell Place                                     Funds, The Smith Barney Tax-Free Money
Morristown, NJ 07960                                  Fund, Inc., Vantage Money Market Funds
                                                      (mutual funds), The Inefficient-Market
                                                      Fund, Inc. (closed-end investment
                                                      company) and Smith Barney Trust Company
                                                      of Florida; Chairman, Smith Barney
                                                      Trust Company (retired December, 1991);
                                                      Director, Smith Barney, Inc., Mutual
                                                      Management Company and Smith, Barney
                                                      Advisers, Inc. (investment advisers)
                                                      (retired 1991); and Senior Executive
                                                      Vice President, Director and member of
                                                      the Executive Committee, Smith Barney,
                                                      Harris Upham & Co., Incorporated
                                                      (investment bankers) (until 1991).

---------------
 * An "interested person" of the Portfolio, as such term is defined in the 1940 Act.
(1) Member of the Executive Committee. Under the Trust's Declaration of
Trust, the Executive Committee may generally exercise most of the powers of the Board of Directors.
(2) A Member of the Investment Committee of the Adviser.
(3) Member of the Audit Committee and the  Administration Committee.

                                  POSITION HELD            PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                  WITH THE TRUST           DURING PAST FIVE YEARS
----------------                  --------------           -----------------------
Robert G. Freedman*               Vice Chairman and        Vice Chairman and Chief Investment
101 Huntington Avenue             Chief Investment         Officer, the Adviser; President,
Boston, MA   02199                Officer(2)               the Adviser (until 1994)

Anne C. Hodsdon*                  President(2)             President and Chief Operating
101 Huntington Avenue                                      Officer; the Adviser; Executive
Boston, MA 02199                                           Vice President, the Adviser (until
                                                           December, 1994); Senior Vice
                                                           President, the Adviser (until
                                                           December 1993; Vice President, the
                                                           Adviser (until 1991).

James B. Little*                  Senior Vice President    Senior Vice President, the Adviser.
101 Huntington Avenue             and Chief Financial
Boston, MA 02199                  Officer

Thomas H. Drohan*                 Senior Vice President    Senior Vice President and
101 Huntington Avenue             and Secretary            Secretary, the Adviser.
Boston, MA 02199

James J. Stokowski*               Vice President and       Vice President, the Adviser.
101 Huntington Avenue             Treasurer
Boston, MA 02199

Susan S. Newton*                  Vice President and       Vice President and Assistant
101 Huntington Avenue             Compliance Officer       Secretary, the Adviser.
Boston, MA 02199

John A. Morin*                    Vice President, the      Vice President, the Adviser.
101 Huntington Avenue             Adviser
Boston, MA 02199

---------------
 * An "interested person" of the Portfolio, as such term is defined in the 1940 Act.
(1) Member of the Executive Committee. Under the Trust's Declaration of
Trust, the Executive Committee may generally exercise most of the powers of the Board of Directors.
(2) A Member of the Investment Committee of the Adviser.

        All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or trustees of one or more of the other funds for which the Investment Adviser serves as investment adviser.

        As of January 31, 1996, there were 36,803,158 shares of the Fund outstanding and officers and trustees of the Fund as a group beneficially owned less than 1% of these outstanding shares. As of February 2, 1996, Merrill Lynch Pierce Fenner & Smith, 4800 Deerlake Dr. East, Jacksonville, FL held 1,739,429 shares representing 6.03% of the Fund's outstanding Class A Shares and 892,875 shares representing 12.45% of the Fund's outstanding Class B Shares (such ownership is as nominee only and does not represent beneficial ownership). At such date, no other person owned of record or was known by the Fund to own beneficially as much as 5% of the outstanding shares of the Fund.

        As of December 22, 1994, the Trustees have established an Advisory Board which acts to facilitate a smooth transition of management over a two-year period (between Transamerica Fund Management Company ("TFMC"), the prior investment adviser, and the Investment Adviser). The members of the Advisory Board are distinct from the Board of Trustees, do not serve the Fund in any other capacity and are persons who have no power to determine what securities are purchased or sold and behalf of the Fund. Each member of the Advisory Board may be contacted at 101 Huntington Avenue, Boston, Massachusetts 02199.

        Members of the Advisory Board and their respective principal occupations during the past five years are as follows:

R. Trent Campbell, President, FMS, Inc. (financial and management services); former Chairman of the Board, Mosher Steel Company.

Mrs. Lloyd Bentsen, Formerly National Democratic Committeewoman from Texas;
        co-founder, Houston Parents' League; former board member of various civic and cultural organizations in Houston, including the Houston Symphony, Museum of Fine Arts and YWCA. Mrs. Bentsen is presently active in various civic and cultural activities in the Washington, D.C. area, including membership on the Area Board for The March of Dimes and is a National Trustee for the Botanic Gardens of Washington, D.C.

Thomas R. Powers, Formerly Chairman of the Board, President and Chief Executive
        Officer, TFMC; Director, West Central Advisory Board, Texas Commerce Bank; Trustee, Memorial Hospital System; Chairman of the Board of Regents of Baylor University; Member, Board of Governors, National Association of Securities Dealers, Inc.; Formerly, Chairman, Investment Company Institute; formerly, President, Houston Chapter of Financial Executive Institute.

Thomas B. McDade, Chairman and Director, TransTexas Gas Company; Director,
        Houston Industries and Houston Lighting and Power Company; Director, TransAmerican Companies (natural gas producer and transportation); Member, Board of Managers, Harris County Hospital District; Advisory Director, Commercial State Bank, El Campo; Advisory Director, First National Bank of Bryan; Advisory Director, Sterling Bancshares; Former Director and Vice Chairman, Texas Commerce Bancshares; and Vice Chairman, Texas Commerce Bank.

        COMPENSATION OF THE TRUSTEES AND ADVISORY BOARD. The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees and the Advisory Board members for their services. Mr. Boudreau, a non-Independent Trustee, and each of the officers of the Funds are interested persons of the Investment Adviser, are compensated by the Investment Adviser and received no compensation from the Funds for their services.

                                                                           Total Compensation
                                                        Pension or          from all Funds in
                                  Aggregate         Retirement Benefits     John Hancock Fund
                              Compensation from     Accrued as Part of          Complex to
Trustees                           the Fund         the Fund's Expenses         Trustees**
--------                           --------         -------------------         ----------
James F. Carlin                   $ 2,966                     0                 $ 60,700
William H. Cunningham               5,098                $2,238                   69,700
Charles F. Fretz                    4,590                     0                   56,200
Harold R. Hiser, Jr.                    0                   244                   60,200
Charles L. Ladner                   3,628                     0                   60,700
Leo E. Linbeck, Jr.                 7,586                     0                   73,500
Patricia P. McCarter                3,628                     0                   60,700
Steven R. Pruchansky                3,742                     0                   62,700
Norman H. Smith                     3,742                     0                   62,700
John P. Toolan                          0                 3,628                   60,700
                                  -------                ------                 --------
                     Total:       $30,849                $6,110                 $627,500

* Compensation made pursuant to different compensation arrangements than in effect for the fiscal year ended December 31, 1995

** The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is $627,500 as of the calendar year ended December 31, 1995. All Trustees/Directors except Messrs. Cunningham and Linbeck are Trustees/Directors of 32 funds in the John Hancock Fund Complex. Messrs. Cunningham and Linbeck are Trustees of 30 funds

                                                                           Total Compensation
                                                 Pension or Retirement   from Certain Funds in
                               Aggregate          Benefits Accrued as      John Hancock Fund
                           Compensation from       Part of the Fund's     Complex to Advisory
Advisory Board***              the Fund                Expenses                Board***
-----------------              --------                --------                --------
R. Trent Campbell              $ 6,369                    $0                    $ 70,000
Mrs. Lloyd Bentsen               6,564                    $0                      63,000
Thomas R. Powers                 6,369                    $0                      63,000
Thomas B. McDade                 6,369                    $0                      63,000
                                                                                --------
                    Total:     $25,677                    $0                    $259,000

***  As of December 31, 1995.

INVESTMENT ADVISORY AND OTHER SERVICES

        As described in the Prospectus, the Fund receives its investment advice from the Investment Adviser. Investors should refer to the Prospectus for a description of certain information concerning the investment management contract. Each of the Trustees and principal officers of the Fund who is also an affiliated person of the Investment Adviser is named above, together with the capacity in which such person is affiliated with the Fund and the Investment Adviser.

        The Investment Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and more than $16 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,000,000 shareholders. The Investment Adviser is a wholly-owned subsidiary of The Berkeley Financial Group, which is in turn a wholly-owned subsidiary of John Hancock Subsidiaries, Inc., which is in turn a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), one of the nation's oldest and largest financial services companies. With total assets under management of over $80 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries Standard & Poor's and A.M. Best's highest ratings. Founded in 1862, the Life Company has been serving clients for over 130 years.

        The Fund has entered into an investment management contract with the Investment Adviser. Under the investment management contract, the Investment Adviser provides the Fund with (i) a continuous investment program, consistent with the Fund's stated investment objective and policies, (ii) supervision of all aspects of the Fund's operations except those that are delegated to a custodian, transfer agent or other agent and (iii) such executive, administrative and clerical personnel, officers and equipment as are necessary for the conduct of its business. See "Organization and Management of the Fund" and "The Fund's Expenses" in the Prospectus for a description of certain information concerning the Fund's investment management contract. The Investment Adviser is responsible for the management of the Fund's portfolio assets.

        No person other than the Investment Adviser and its directors and employees regularly furnishes advice to the Fund with respect to the desirability of the Fund investing in, purchasing or selling securities. The Investment Adviser may from time to time receive statistical or other similar factual information, and information regarding general economic factors and trends, from the Life Company and its affiliates.

        Under the terms of the investment management contract with the Fund, the Investment Adviser provides the Fund with office space, equipment and supplies and other facilities and personnel required for the business of the Fund. The Investment Adviser pays the compensation of all officers and employees of the Fund and Trustees of the Fund affiliated with the Investment Adviser, the office expenses of the Fund, including those of the Fund's Treasurer and Secretary, and other expenses incurred by the Investment Adviser in connection with the performance of its duties. All expenses which are not specifically paid by the Investment Adviser and which are incurred in the operation of the Fund including, but not limited to, (i) the fees of the Trustees of the Fund who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees"), (ii) the fees of the members of the Fund's Advisory Board (described above) and (iii) the continuous public offering of the shares of the Fund are borne by the Fund.

        As provided by the investment management contract, the Fund pays the Investment Adviser an investment management fee, which is accrued daily and paid monthly in arrears, equal on an annual basis to a 0.55% of the Fund's average daily net asset value. See "Organization and Management of the Fund" in the Prospectus.

        The Investment Adviser may voluntarily and temporarily reduce its advisory fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Investment Adviser retains the right to re-impose the advisory fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

        In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of any state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Investment Adviser will be reduced to the extent required by law. At this time, the most restrictive limit on expenses imposed by a state requires that expenses charged to the Fund in any fiscal year not exceed 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2% of the next $70,000,000 and 1.5% of the remaining average daily net asset value. When calculating the limit above, the Fund may exclude interest, brokerage commissions and extraordinary expenses.

        Pursuant to the investment management contract, the Investment Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the contract.

        The investment management contract initially expires on December 22, 1996 and will continue in effect from year to year thereafter if approved annually by a vote of a majority of the Trustees of the Fund who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either a majority of the Trustees or the holders of a majority of the Fund's outstanding voting securities. The management contract may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the Fund by vote of a majority of the outstanding voting securities of the Fund, by the Trustees or by the Investment Adviser. The management contract terminates automatically in the event of its assignment.

        Securities held by the Fund may also be held by other funds or investment advisory clients for which the Investment Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Investment Adviser or for other funds or clients for which the Investment Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

        Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the investment management contract or any extension, renewal or amendment thereof remains in effect. If the Fund's investment management contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Investment Adviser. In addition, the Investment Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

        For the fiscal years ended December 31, 1993 and 1994 advisory fees payable by the Fund to TFMC, the Fund's former investment adviser, amounted to $1,633,853 and $1,919,101, respectively; however, a portion of such fees were not imposed pursuant to the voluntary fee and expense limitation arrangements then in effect (see "The Fund's Expenses" in the Prospectus). For the fiscal year end December 31, 1995, advisory fees paid to the Fund's Adviser Amounted to $1,423,864.

        ADMINISTRATIVE SERVICES AGREEMENT. The Fund was a party to an administrative services agreement with TFMC (the "Services Agreement"), pursuant to which TFMC performed bookkeeping and accounting services and functions, including preparing and maintaining various accounting books, records and other documents and keeping such general ledgers and portfolio accounts as are reasonably necessary for the operation of the Fund. Other administrative services included communications in response to shareholder inquiries and certain printing expenses of various financial reports. In addition, such staff and office space, facilities and equipment were provided as necessary to provide administrative services to the Fund. The Services Agreement was amended in connection with the appointment of the Investment Adviser as adviser to the Fund to permit services under the Agreement to be provided to the Fund by the Investment Adviser and its affiliates. The Services Agreement was terminated during the current fiscal year.

        For the fiscal years ended December 31, 1993 and 1994, the Fund paid to TFMC (pursuant to the Services Agreement) $128,984 and $158,594, respectively, of which $83,291 and $109,540, respectively, was paid to TFMC and $45,693 and $49,054, respectively, were paid for certain data processing and pricing information services. No fee relating to the Services Agreement was paid or incurred during the fiscal year 1995.

INITIAL SALES CHARGE ON CLASS A SHARES

        The sales charges applicable to purchases of Class A Shares of the Fund are described in the Fund's Class A and Class B Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A Shares, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A Shares of the Fund, or if Investor Services is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A Shares owned.

        COMBINED PURCHASES. In calculating the sales charge applicable to purchases of Class A Shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21 purchasing securities for his or her own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Investor Services or a Selling Broker's representative.

        WITHOUT SALES CHARGE. As described in the Class A and Class B Prospectus, Class A Shares of the Fund may be sold without a sales charge to certain persons described in the Prospectus.

        ACCUMULATION PRIVILEGE. Investors (including investors combining purchases) who are already Class A Shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or value of the Class A Shares already held by such person.

        COMBINATION PRIVILEGE. Reduced sales charges (according to the schedule set forth in the Class A and Class B Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A Shares of the Fund and shares of all other John Hancock funds which carry a sales charge.

        LETTER OF INTENTION. The reduced sales loads are also applicable to investments made over a specified period pursuant to a Letter of Intention ("LOI"), which should be read carefully prior to its execution by an investor. Thy Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include IRA's, SEP, SARSEP, TSA, 401(k) plans, TSA plans and 457 plans. Such an investment (including accumulations and combinations) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Investor Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made with the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.

        The LOI authorizes Investor Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Investor Services to act as his attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional shares and may be terminated at any time.

DISTRIBUTION CONTRACT

        As discussed in the Prospectus, the Fund's shares are sold on a continuous basis at the public offering price. The Distributor, a wholly- owned subsidiary of the Investment Adviser, has the exclusive right, pursuant to the distribution contract dated December 22, 1994 (the "Distribution Contract"), to purchase shares from the Fund at net asset value for resale to the public or to broker-dealers at the public offering price. Upon notice to all broker-dealers ("Selling Brokers") with whom it has sales agreements, the Distributor may allow such Selling Brokers up to the full applicable sales charge during periods specified in such notice. During these periods, such Selling Brokers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

        The Distribution Contract was initially adopted by the affirmative vote of the Fund's Board of Trustees including the vote a majority of Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose. The Distribution Contract shall continue in effect until December 22, 1994 and from year to year if approved by either the vote of the Fund's shareholders or the Board of Trustees including the vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose. The Distribution Contract may be terminated at any time, without penalty, by either party upon sixty (60) days' written notice or by a vote of a majority of the outstanding voting securities of the Fund and terminates automatically in the case of an assignment by the Distributor.

        Total underwriting commissions for sales of the Fund's Class A Shares for the fiscal years ended December 31, 1993, 1994 and 1995 were $2,391,072, $1,805,845 and $________, respectively. Of such amounts $233,560, $126,490 were retained by the Fund's former distributor, Transamerica Fund Distributors, Inc. For the period end December 31, 1995, underwriting commissions of $________ were retained by the Fund's current distributor, John Hancock Funds.

        DISTRIBUTION PLAN. The Trustees, including the Independent Trustees of the Fund, approved new distribution plans pursuant to Rule 12b-1 under the 1940 Act for Class A Shares ("Class A Plan") and Class B Shares ("Class B Plan"). Such Plans were approved by a majority of the outstanding shares of each respective class on December 16, 1994 and became effective on December 22, 1994.

        Under the Class A Plan, the distribution or service fees will not exceed an annual rate of 0.15% of the average daily net asset value of the Class A Shares of the Fund (determined in accordance with such Fund's Prospectus as from time to time in effect). Any expenses under the Class A Plan not reimbursed within 12 months of being presented to the Fund for repayment are forfeited and not carried over to future years. Under the Class B Plan, the distribution or service fees to be paid by the Fund will not exceed an annual rate of 1.00% of the average daily net assets of the Class B Shares of the Fund (determined in accordance with such Fund's prospectus as from time to time in effect); provided that the portion of such fee used to cover Service Expenses

(described below) shall not exceed an annual rate of 0.25% of the average daily net asset value of the Class B Shares of the Fund. The Distributor has agreed to limit the payment of expenses pursuant to the Class B Plan to 0.90% of the average daily net assets of the Class B Shares of the Fund. Under the Class B Plan, the fee covers the Distribution and Service Expenses (described below) and interest expenses on unreimbursed distribution expenses. In accordance with generally accepted accounting principles, the Fund does not treat distribution fees in excess of 0.75% of the Fund's net assets attributable to Class B Shares as a liability of the Fund and does not reduce the current net assets of class B by such amount although the amount may be payable in the future.

        Under the Plans, expenditures shall be calculated and accrued daily and paid monthly or at such other intervals as the Trustees shall determine. The fee may be spent by the Distributor on Distribution Expenses or Service Expenses. "Distribution Expenses" include any activities or expenses primarily intended to result in the sale of shares of the relevant class of the Fund, including, but not limited to: (i) initial and ongoing sales compensation payable out of such fee as such compensation is received by the Distributor or by Selling Brokers,
(ii) direct out-of-pocket expenses incurred in connection with the distribution of shares, including expenses related to printing of prospectuses and reports;
(iii) preparation, printing and distribution of sales literature and advertising material; (iv) an allocation of overhead and other branch office expenses of the Distributor related to the distribution of Fund Shares (v) distribution expenses that were incurred by the Fund's former distributor and not recovered through payments under the Class A or Class B former plans or through receipt of contingent deferred sales charges; and (vi) in the event that any other investment company (the "Acquired Fund") sells all or substantially all of its assets, merges or otherwise engages in a combination with the Fund, distribution expenses originally incurred in connection with the distribution of the Acquired Fund's shares. Service Expenses under the Plans include payments made to, or on account of, account executives of selected broker-dealers (including affiliates of the Distributor) and others who furnish personal and shareholder account maintenance services to shareholders of the relevant class of the Fund.

        During the fiscal year ended December 31, 1995, the Funds paid John Hancock Funds the following amounts of expenses with respect to the Class A and Class B shares of the Fund:

                                   Printing and
                                    Mailing of
                                  Prospectuses to                         Interest, Carrying
                                       New           Compensation to       or Other Finance
                 Advertising       Shareholders      Selling Brokers         Charges Other
                 -----------       ------------      ---------------         -------------
Class A shares     $26,879            $5,599             $271,250              $      0
Class B shares     $17,056            $2,848             $289,614              $361,535

        Each of the Plans provides that it will continue in effect only as long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each of the Plans provides that it may be terminated (a) at any time by vote of a majority of the Trustees, a majority of the Independent Trustees, or a majority of the respective Class' outstanding voting securities or (b) by the Distributor on 60 days' notice in writing to the Fund. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each of the Plans provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A Shares and Class B Shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. The Board of Trustees, including the Trustees who are not interested in the Fund and have no direct or indirect interest in the Plans, has determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

        Information regarding the services rendered under the Plans and the Distribution Agreement and the amounts paid therefore by the respective Class of the Fund are provided to, and reviewed by, the Board of Trustees on a quarterly basis. In its quarterly review, the Board of Trustees considers the continued appropriateness of the Plans and the Distribution Agreement and the level of compensation provided therein.


DEFERRED SALES CHARGE ON CLASS B SHARES

        Investments in Class B shares are purchased at net asset value per share without the imposition of a sales charge so that the Fund will receive the full amount of the purchase payment.

        CONTINGENT DEFERRED SALES CHARGE. Class B Shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Class A and Class B Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B Shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including Class B Shares derived from reinvestment of dividends or capital gains distributions. Certain redemptions of Class A Shares may be subject to a CDSC, as described in the Prospectus.

        The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

        Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to select Selling Brokers for selling Class B Shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B Shares without a sales charge being deducted at the time of the purchase. See the Class A and Class B Prospectus for additional information regarding the CDSC.


SPECIAL REDEMPTIONS

        Although it is the Fund's present policy to make payment of redemption proceeds in cash, if the Board of Trustees determines that a material adverse effect would otherwise be experienced by remaining investors, redemption proceeds may be paid in whole or in part by a distribution in kind of securities from the Fund in conformity with rules of the Securities and Exchange Commission, valuing such securities in the same manner they are valued in determining NAV, and selecting the securities in such manner as the Board may deem fair and equitable. If such a distribution occurs, investors receiving securities and selling them before their maturity could receive less than the redemption value of such securities and, in addition, could incur certain transaction costs. Such a redemption is not as liquid as a redemption paid in cash or federal funds. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one account.


ADDITIONAL SERVICES AND PROGRAMS

        EXCHANGE PRIVILEGE. As described more fully in the Prospectus, the Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.

        SYSTEMATIC WITHDRAWAL PLAN. As described briefly in the Class A and Class B Prospectus, the Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B Shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A Shares and the CDSC imposed on redemptions of Class B Shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Fund shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Fund Services.

        MONTHLY AUTOMATIC ACCUMULATION PROGRAM ("MAAP"). This program is explained fully in the Fund's Class A and Class B Prospectus and the Account Privileges Application. The program, as it relates to automatic investment checks, is subject to the following conditions;

        The investments will be drawn on or about the day of the month indicated.

        The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Investor Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any check.

        The program may be discontinued by the shareholder either by calling Investor Services or upon written notice to Investor Services which is received at least five (5) business days prior to the due date of any investment.

        REINVESTMENT PRIVILEGE. A shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock mutual fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A Shares may be reinvested at net asset value without paying a sales charge in Class A Shares of the Fund or in Class A Shares of another John Hancock mutual fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from that redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

        A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Dividends, Distributions and Tax Status."

DESCRIPTION OF THE FUND'S SHARES

        SHARES OF THE FUND. Ownership of the Fund is represented by transferable shares of beneficial interest. The Declaration of Trust permits the Trustees to create an unlimited number of series and classes of shares of the Fund and, with respect to each series and class, to issue an unlimited number of full or fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Fund.

        Each share of each series or class of the Fund represents an equal proportionate interest with each other in that series or class, none having priority or preference over other shares of the same series or class. The interest of investors in the various series or classes of the Fund is separate and distinct. All consideration received for the sales of shares of a particular series or class of the Fund, all assets in which such consideration is invested and all income, earnings and profits derived from such investments will be allocated to and belong to that series or class. As such, each such share is entitled to dividends and distributions out of the net income belonging to that series or class as declared by the Trustees. Shares of the Fund have a par value of $0.01 per share. The assets of each series are segregated on the Fund's books and are charged with the liabilities of that series and with a share of the Fund's general liabilities. The Trustees determine those assets and liabilities deemed to be general assets or liabilities of the Fund, and these items are allocated among each series in proportion to the relative total net assets of each series. In the unlikely event that the liabilities allocable to a series exceed the assets of that series, all or a portion of such liabilities may have to be borne by the other series.

        Pursuant to the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund designated as Class A and Class B. Class A and Class B Shares of the Fund represent an equal proportionate interest in the aggregate net asset values attributable to that class of the Fund. Holders of Class A Shares and Class B Shares each have certain exclusive voting rights on matters relating to the Class A Plan and the Class B Plan, respectively. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

        Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences caused by the fact that (i) Class B Shares will pay higher distribution and service fees than Class A Shares and (ii) each of Class A Shares and Class B Shares will bear any class expenses properly allocable to such class of shares, subject to the conditions set forth in a private letter ruling that the Fund has received from the Internal Revenue Service relating to its multiple-class structure. Similarly, the net asset value per share may vary depending whether Class A Shares or Class B Shares are purchased.

        VOTING RIGHTS. Shareholders are entitled to a full vote for each full share held. The Trustees themselves have the power to alter the number and the terms of office of Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Fund need not hold annual meetings of shareholders, the trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholder's meeting must be called if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Fund. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares.

        SHAREHOLDER LIABILITY. The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

        As a Massachusetts business trust, the Fund is not required to issue share certificates. The Fund shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

        REPORTS TO SHAREHOLDERS. Shareholders of the Fund will receive annual and semi-annual reports showing diversification of investments, securities owned and other information regarding the Fund's activities. The financial statements of the Fund are audited at least once a year by the Fund's independent auditors.

        REGISTRATION STATEMENT. This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Fund's Registration Statement filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.


NET ASSET VALUE

        For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable. Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

        Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees. The Fund will not price its securities on the following national holidays: New Year's Day; President's Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.


TAX STATUS

        The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable income (including net short-term and long-term capital gains from the disposition of portfolio securities or the right to when-issued securities prior to issuance, or from the lapse, exercise, delivery under or closing out of options or futures contracts, income from repurchase agreements and other taxable securities, income attributable to accrued market discount, income from securities lending, and a portion of the discount from certain stripped tax-exempt obligations or their coupons) which is distributed to shareholders at least annually in accordance with the timing requirements of the Code.

        The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

        Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce current E&P for this purpose. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

        The Fund's distributions of tax-exempt interest ("exempt-interest dividends") timely designated as such will be treated as tax-exempt interest under the Code, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in tax-exempt obligations. Shareholders are required to report their receipt of tax-exempt interest, including such distributions, on their Federal income tax returns. The portion of the Fund's distributions designated as exempt-interest dividends may differ from the actual percentage that its tax-exempt income comprised of its total income during the period of any particular shareholder's investment. The Fund will report to shareholders the amount designated as exempt-interest dividends for each year.

        Interest income from certain types of tax-exempt bonds that are private activity bonds in which the Fund may invest is treated as an item of tax preference for purposes of the Federal alternative minimum tax. To the extent that the Fund invests in these types of tax-exempt bonds, shareholders will be required to treat as an item of tax preference for Federal alternative minimum purposes that part of the Fund's exempt-interest dividends which is derived from interest on these tax-exempt bonds. Exempt-interest dividends derived from interest income from all tax-exempt bonds may be included in corporate "adjusted current earnings" for purposes of computing the alternative minimum tax liability, if any, of corporate shareholders of the Fund.

        The amount of the Fund's net short-term and long-term capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or, less frequently, to undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

        Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange will be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends in additional shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and, if not thus disallowed, will be treated as a long- term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

        Although its present intention is to distribute all net short-term and long-term capital gains, if any, the Fund reserves the right to retain and reinvest all or any portion of its "net capital gain," which is the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would
(a) include his pro rata share of such excess as long-term capital gain income in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

        For Federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $5,482,396 of capital loss carry forwards, of which $44,815 expires December 31, 2001, $267,864 expires December 31, 2002 and $5,169,717 expires December 31, 2003 available to offset future capital gains.

        Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes to the extent it is deemed related to exempt-interest dividends paid by the Fund. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

        Dividends paid by the Fund to its corporate shareholders will not qualify for the corporate dividends received deduction in their hands.

        If the Fund invests in zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include accrued market discount in income currently), the Fund must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

        Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures and options transactions.

        Certain options and futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Also, certain of the Fund's losses on its transactions involving options or futures contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's gains. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. Certain of the applicable tax rules may be modified if the Fund is eligible and chooses to make one or more of certain tax elections that may be available. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and futures contracts in order to minimize any potential adverse tax consequences.

        The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

        Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

        The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

        The following discussion assumes that the Fund will be qualified as a regulated investment company under subchapter M of the Code and will be qualified thereunder to pay exempt interest dividends.

        Individual shareholders of the Fund who are subject to California personal income taxation will not be required to include in their California gross income that portion of their federal exempt-interest dividends which the Fund clearly and accurately identifies as directly attributable to interest earned on obligations the interest on which is exempt from California personal income taxation, provided that at least 50 percent of the value of the Fund's total assets consists of such obligations. Distributions to individual shareholders derived from interest on Tax-Exempt Securities issued by governmental authorities in states other than California and short-term capital gains will be taxed as dividends for purposes of California personal income taxation. The Fund's long-term capital gains for Federal income tax purposes that are distributed to the shareholders will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from a sale or redemption of shares will be recognized in the year of the sale or redemption. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Fund will not be deductible for California personal income tax purposes.

        Generally, corporate shareholders of the Fund subject to the California franchise tax will be required to include any gain on a sale or redemption of shares and all distributions of exempt interest, capital gains and other taxable income, if any, as income subject to such tax.

        The Fund will not be subject to California franchise or corporate income tax on interest income or net capital gain distributed to the shareholders.

        Shares of the Fund will be exempt from local property taxes in California.

        Shares of the Fund will not be excludable from the taxable estates of deceased California resident shareholders for purposes of the California estate and generation skipping taxes. California estate and generation skipping taxes are creditable against the corresponding Federal taxes.

        The foregoing is a general, abbreviated summary of certain of the provisions of California law presently in effect as it directly governs the taxation of the shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund's transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.


CALCULATION OF PERFORMANCE

        For the 30-day period ended December 31, 1995, the annualized yields of the Fund's Class A Shares and Class B Shares were 5.00% and 4.49%, respectively (4.85% and 4.34%, respectively, without taking into account the expense limitation arrangements). As of December 31, 1995 the average annual total returns of the Class A Shares of the Fund for the one year period and since inception on December 29, 1989 were 16.40% and 7.69%, respectively As of December 31, 1995, the average annual returns for the Fund's Class B Shares for the one year period and since inception December 31, 1991 were 15.89% and 6.77%. Without taking into account the expense limitation arrangements, the foregoing total return performance would have been lower.

        The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

Yield  =  2    [ (a-b + 1 )6  -1]
                  ---
                  cd

Where:

        a=     dividends and interest earned during the period.
        b=     net expenses accrued during the period.
        c=     the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
        d=     the maximum offering price per share on the last day of the period (NAV where applicable).

        The Fund may advertise a tax-equivalent yield, which is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent yields for the Fund's Class A and Class B Shares at the maximum federal and California tax rate (39.6%) for the 30-day period ended December 31, 1995 were 9.30% and 8.35%, respectively.

        The Fund's total return is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                 P (1+T) n = ERV

Where:

        P=     a hypothetical initial investment of $1,000.
        T=     average annual total return
        n=     number of years
        ERV=   ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-year and life-of-fund periods.

        In the case of Class A Shares or Class B Shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period.

        In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's maximum sales charge on Class A Shares or the CDSC on Class B Shares into account. Excluding the Fund's sales charge on Class A Shares and the CDSC on Class B Shares from a total return calculation produces a higher total return figure.

        From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices. The Fund may also cite Morningstar Mutual Values, an independent mutual fund information service which ranks mutual funds. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the fund is to the market.

        Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. will also be utilized.

        The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.


BROKERAGE ALLOCATION

        Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Investment Adviser pursuant to recommendations made by an investment committee of the Investment Adviser, which consists of officers and directors of the Investment Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Fund, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Investments in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

        The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the NASD and other policies that the Trustees may determine, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

        To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Investment Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Investment Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Investment Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Investment Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Investment Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Fund's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the fiscal years ended December 31, 1995, 1994 and 1993, no negotiated brokerage commissions were paid on portfolio transactions.

        As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. During the fiscal year ended December 31, 1995, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

        The Investment Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Freedom Securities Corporation and its subsidiaries, three of which, Tucker Anthony Incorporated ("Tucker Anthony") John Hancock Distributors, Inc. ("John Hancock Distributors") and Sutro & Company, Inc. ("Sutro"), are broker-dealers ("Affiliated Brokers"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Tucker Anthony, Sutro or John Hancock Distributors. During the year ended December 31, 1995, the Fund did not execute any portfolio transactions with then affiliated brokers.

        Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Affiliated Brokers. Because the Investment Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria. The Fund will not effect principal transactions with Affiliated Brokers.

        The Fund's portfolio turnover rates for the fiscal years ended December 31, 1994 and 1995 were 62% and 37%, respectively.


TRANSFER AGENT SERVICES

        John Hancock Investor Services Corporation, P.O. Box 9116, Boston, MA 02205-9116, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Investor Services a monthly transfer agent fee of $19 per account for the Class A Shares and $21.50 per account for the Class B Shares, plus out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of the related net asset values.


INDEPENDENT AUDITORS

        Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Fund. The financial statements of the Fund included in the Prospectus and this Statement of Additional Information have been audited by Ernst & Young LLP for the periods indicated in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


CUSTODY OF PORTFOLIO

        Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 02110. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

                                   APPENDIX A

                             TAX EXEMPT BOND RATINGS

        Below is a description of the five ratings that may apply to the Fund's investments in Tax-Exempt Bonds.

        TAX-EXEMPT BOND RATINGS

        Moody's describes its five highest ratings for Tax-Exempt Bonds as follows:

        Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Bonds which are rated AA are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

        Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

        Bonds which are rated BAA are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        The five highest ratings of Standard & Poor's for Tax-Exempt Bonds are AAA (Prime), AA (High Grade), A (Good Grade), BBB (Medium Grade) and BB:

        AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

        AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

        A Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

        BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

       BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Fitch describes its ratings for Tax-Exempt Bonds as follows:

        AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

        AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foresee future developments, short-term debt of these issuers is generally rated F-1+.

        A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

        BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

        BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

        Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short-term run. Symbols used will be as follows:

        MIG 1 Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

        MIG 2 Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

        MIG 3 Loans bearing this designation are of favorable quality, with all securities elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

        Standard & Poor's ratings for state and municipal notes and other short-term loans are designated Standard & Poor's Grade (SP).

        SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

        SP-2 Satisfactory capacity to pay principal and interest.

        SP-3 Speculative capacity to pay principal and interest.

        Fitch Ratings for short-term debt obligations that are payable on demand or have original maturities of up to three years including commercial paper, certificates of deposits, medium term notes and municipal and investment notes are designated by the following ratings:

        F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

        F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin for safety is not as great as for issues assigned F-1+ and F-1 ratings.

        F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                                     PART C.

                                OTHER INFORMATION

ITEM 24.        FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Financial Statements included in the Registration Statement:

                Not Applicable.

        (b)     Exhibits:

        The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

ITEM 25.        PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

        No person is directly or indirectly controlled by or under common control with Registrant.

ITEM 26.        NUMBER OF HOLDERS OF SECURITIES

        As of February 2, 1996, the number of record holders of shares of the Registrant was as follows:

                TITLE OF CLASS           NUMBER OF RECORD HOLDERS
                --------------           ------------------------
                Class A Shares -                  5,987
                Class B Shares -                  1,841


ITEM 27.  INDEMNIFICATION

        (a) Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article VII of the Registrant's By Laws included as Exhibit 2 herein.

        (b) Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds") has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

       Section 9(a) of the By-Laws of John Hancock Mutual Life Insurance Company "Insurance Company" provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any liability or expense incurred in connection with any matter settled without final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

       Article IX of the respective By-Laws of John Hancock Funds and John Hancock Advisers, Inc.("the Adviser") provide as follows:

"Section 9.01. Indemnity: Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation a director, officer, employee or agent of the corporation, or is or was at any time since the inception of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."

"Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Declaration of Trust and By-Laws, the Distribution Agreement, the By-Laws of John Hancock Funds, the Adviser, or the Insurance Company or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS
          -----------------------------------------------------

        For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Investment Adviser, reference is made to Forms ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

ITEM 29.  PRINCIPAL UNDERWRITERS

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Fund, John Hancock Current Interest, John Hancock Series, Inc., John Hancock Tax-Free Bond Fund, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Limited Term Government Fund, John Hancock Tax-Exempt Income Fund, John Hancock Sovereign Investors Fund, Inc., John Hancock Special Equities Fund, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock Technology Series, Inc., John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, Freedom Investment Trust, Freedom Investment Trust II and Freedom Investment Trust III.

(b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.



       NAME AND PRINCIPAL                POSITIONS AND OFFICES               POSITIONS AND OFFICES
       ------------------                ---------------------               ---------------------
        BUSINESS ADDRESS                    WITH UNDERWRITER                    WITH REGISTRANT
        ----------------                    ----------------                    ---------------
Edward J. Boudreau, Jr.                President, Chief Executive                   Chairman
101 Huntington Avenue                     Officer and Director
Boston, Massachusetts

Robert H. Watts                         Director, Executive Vice                      None
John Hancock Place                  President and Compliance Officer
P.O. Box 111
Boston, Massachusetts

Robert G. Freedman                              Director                      Vice Chairman, Chief
101 Huntington Avenue                                                          Investment Officer
Boston, Massachusetts

Stephen M. Blair                        Executive Vice President                      None
101 Huntington Avenue
Boston, Massachusetts

Thomas H. Drohan                         Senior Vice President             Senior Vice President and
101 Huntington Avenue                                                              Secretary
Boston, Massachusetts

James W. McLaughlin                      Senior Vice President                        None
101 Huntington Avenue                             and
Boston, Massachusetts                   Chief Financial Officer

David A. King                      Senior Vice President and Director                 None
101 Huntington Avenue
Boston, Massachusetts

James B. Little                          Senior Vice President             Senior Vice President and
101 Huntington Avenue                                                       Chief Financial Officer
Boston, Massachusetts




       NAME AND PRINCIPAL                POSITIONS AND OFFICES               POSITIONS AND OFFICES
       ------------------                ---------------------               ---------------------
        BUSINESS ADDRESS                    WITH UNDERWRITER                    WITH REGISTRANT
        ----------------                    ----------------                    ---------------
William S. Nichols                       Senior Vice President                      None
101 Huntington Avenue
Boston, Massachusetts

John A. Morin                               Vice President                     Vice President
101 Huntington Avenue
Boston, Massachusetts

Susan S. Newton                            Vice President and                  Vice President,
101 Huntington Avenue                          Secretary                    Assistant Secretary
Boston, Massachusetts                                                      and Compliance Officer

Christopher M. Meyer                           Treasurer                            None
101 Huntington Avenue
Boston, Massachusetts

Stephen L. Brown                               Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Thomas E. Moloney                              Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                            Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard S. Scipione                            Director                            Trustee
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John Goldsmith                                 Director                             None
One Beacon Street
Boston, Massachusetts

Richard O. Hansen                              Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John M. DeCiccio                               Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

David F. D'Alessandro                          Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Foster Aborn                                   Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

William C. Fletcher                            Director                              None
53 State Street
Boston, Massachusetts

James V. Bowhers                       Executive Vice President                      None
101 Huntington Avenue
Boston, Massachusetts

Michael T. Carpenter                     Senior Vice President                       None
1000 Louisiana Street
Houston, Texas

         (c)      None.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS
          --------------------------------

          Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-1(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 101 Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's Transfer Agent and Custodian.

ITEM 31.  MANAGEMENT SERVICES
          -------------------

          Not applicable.

ITEM 32.  UNDERTAKINGS
          ------------

          (a) Not Applicable

          (b) Not Applicable

          (c) The Registrant hereby undertakes to furnish each person to whom a prospectus with respect to a series of the Registrant is delivered with a copy of the latest annual report to shareholders with respect to that series upon request and without charge.

          (d) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940, as amended which relates to the assistance to be rendered to shareholders by the Trustees of the Registrant in calling a meeting of shareholders for the purpose of voting upon the question of the removal of a trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 28th day of February, 1996.

                  JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND


                                      By:               *
                                          ------------------------------------
                                          Edward J. Boudreau, Jr.
                                          Chairman and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


      SIGNATURE                                  TITLE                              DATE
      ---------                                  -----                              ----

         *                          Chairman and Chief Executive
----------------------------        Officer (Principal Executive Officer)
Edward J. Boudreau, Jr.


/s/James B. Little
----------------------------        Senior Vice President and Chief            February 28, 1996
James B. Little                     Financial Officer (Principal
                                    Financial and Accounting Officer)


         *                          Trustee
----------------------------
James F. Carlin


         *                          Trustee
----------------------------
William H. Cunningham


         *                          Trustee
----------------------------
Charles F. Fretz


         *                          Trustee
----------------------------
Harold R. Hiser, Jr.




     SIGNATURE                             TITLE                             DATE
     ---------                             -----                             ----

        *                           Trustee
----------------------------
Charles L. Ladner


        *                           Trustee
----------------------------
Leo E. Linbeck, Jr.


        *                           Trustee
----------------------------
Patricia P. McCarter


        *                           Trustee
----------------------------
Steven R. Pruchansky


        *                           Trustee
----------------------------
Norman H. Smith


        *                           Trustee
----------------------------
John P. Toolan




*By:     /s/Thomas H. Drohan                                          Feburary  28, 1996
         -------------------
         Thomas H. Drohan,
         Attorney-in-Fact




                                                 EXHIBIT INDEX
                                                 -------------

    EXHIBIT NO.                                      DESCRIPTION                                       PAGE NUMBER
    -----------                                      -----------                                       -----------
       99.B1         Amended and Restated Declaration of Trust dated December
                     19, 1989; Amendment to Declaration of Trust dated October
                     22, 1991; Amendment to Declaration of Trust dated December
                     16, 1994 and September 11, 1995.+

       99.B2         By-Laws.*

       99.B3         None.

      99.B4.1        Specimen share certificate for Registrant (Classes A and B).+

       99.B5         Investment Advisory Agreement between John Hancock Advisers, Inc. and the
                     Registrant.*

       99.B6         Distribution Agreement between John Hancock Funds, Inc. and the Registrant.*

      99.B6.1        Form of Financial Institution Sales and Service Agreement.*

      99.B6.2        Form of Soliciting Dealer Agreement between John Hancock Broker Distribution
                     Services, Inc. and Selected Dealers.*

       99.B7         None.

       99.B8         Master Custodian Agreement with Investors Bank and Trust Company Bank.*

       99.B9         Transfer Agency and Service Agreement with John Hancock Fund Services, Inc.*

       99.B10        Not applicable

       99.B11        Not applicable

       99.B12        Not applicable

       99.B13        None


       99.B15        Class A Distribution Plan between Registrant and John Hancock Funds, Inc.*

      99.B15.1       Class B Distribution Plan between Registrant and John Hancock Funds, Inc.*

       99.B16        Working papers showing yield calculation for yield and total return.+

       27.1A         Not applicable
       27.1B         Not applicable

*Previously filed with Registration Statement and/or post-effective amendment and incorporated by reference herein.

+Filed herewith
